UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-4946

THOMPSON IM FUNDS, INC.
(Exact name of registrant as specified in charter)

1255 Fourier Drive, Suite 200

Madison, Wisconsin 53717
(Address of principal executive offices)--(Zip code)

Jason L. Stephens

Chief Executive Officer
Thompson IM Funds, Inc.
1255 Fourier Drive, Suite 200

Madison, Wisconsin 53717
(Name and address of agent for service)

With a copy to:

Matthew C. Vogel, Esq.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Registrant’s telephone number, including area code: (608) 827-5700

Date of fiscal year end: November 30, 2022

Date of reporting period: November 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Item 1(a):

ANNUAL REPORT

November 30, 2022

THOMPSON

LARGECAP FUND®

(THPGX)

THOMPSON

MIDCAP FUND®

(THPMX)

THOMPSON

BOND FUND®

(THOPX)

THOMPSON IM FUNDS, INC.

SMART INVESTING STARTS HERE®

Telephone: 1-800-999-0887

www.thompsonim.com

THOMPSON IM FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

NOTE ON FORWARD-LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, investment styles, market sectors, interest rates, economic trends and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current Prospectus, other factors bearing on these reports include the accuracy of the Advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the Advisor or portfolio manager and the ability of the Advisor or portfolio manager to implement its strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially as compared to its benchmarks.

THOMPSON IM FUNDS, INC.
ANNUAL REPORT TO SHAREHOLDERS

November 30, 2022

CONTENTS

Page(s)
LargeCap Fund
Investment review	2-4
Schedule of investments	5-8

MidCap Fund
Investment review	9-11
Schedule of investments	12-16

Bond Fund
Investment review	17-20
Schedule of investments	21-31

Fund Expense Examples	32

Financial Statements
Statements of assets and liabilities	33
Statements of operations	34
Statements of changes in net assets	35
Notes to financial statements	36-42
Financial highlights	43-45

Report of Independent Registered Public Accounting Firm	46

Directors and Officers	47-48

Additional Information	49-52

This report contains information for existing shareholders of Thompson IM Funds, Inc.

It does not constitute an offer to sell. This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund Prospectus, which contains information about the Funds’ objectives and policies, risks, management, expenses and other information.

A Prospectus can be obtained by calling 1-800-999-0887.

Please read your Prospectus carefully.

LARGECAP FUND INVESTMENT REVIEW (Unaudited)
November 30, 2022

Portfolio Managers

James T. Evans, CFA

Jason L. Stephens, CFA

Performance

The LargeCap Fund produced a total return of -6.13% for the fiscal year ended November 30, 2022, as compared to its benchmark, the S&P 500 Index, which returned -9.21%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/22
	1 Year	3 Year	5 Year	10 Year
Thompson LargeCap Fund	-6.13%	11.03%	9.67%	12.11%
S&P 500 Index	-9.21%	10.91%	10.98%	13.34%

Gross Expense Ratio as of 03/31/22 was 1.15%.

Net Expense Ratio after reimbursement as of 03/31/22 was 0.99%*

*	The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the LargeCap Fund through March 31, 2023, so that the annual operating expenses of the Fund do not exceed 0.99% of its average daily net assets. Net expense ratios are current as of the most recent Prospectus and are applicable to investors.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot directly invest in an index.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Thompson Investment Management, Inc. S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”). The Thompson IM Funds are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P or their respective affiliates, and none of S&P Dow Jones Indices LLC, Dow Jones, S&P nor their respective affiliates make any representation regarding the advisability of investing in such products.

See Notes to Financial Statements.

LARGECAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2022

Management Commentary

We were pleased to see the Fund outperform its benchmark during the fiscal year, primarily driven by strong security selection in the Consumer Discretionary and Health Care sectors. Still, through much of the year, most sectors in the Fund performed similarly relative to their benchmark counterparts. This supports our thesis that while market volatility and performance fluctuations remain quite high relative to recent history, much of the selling has been driven by ever-changing investor “top down” macroeconomic views. Hence correlations among stocks are high, and stocks are moving together within sectors more than usual.

As we’ve noted previously, we continue to avoid stocks that we believe are significantly overvalued. However, the market at this point has declined enough that we believe stocks, in aggregate, are now in their fair value range relative to historical values. As the market drops, we are of the view that expensive stocks are becoming more fairly valued and cheap stocks are getting cheaper. This has presented opportunities to rotate into higher quality companies at more reasonable valuations than were available 12 months ago. We don’t know when the sell everything/buy everything trend will dissipate and investors will place more weight on the relative value of individual stocks. We do think it should eventually happen, and have attempted to position the Fund accordingly. In other words, we don’t know when the wind will blow, but we believe we have our sailboat pointed in the right direction when it does.

But what about the potential for a recession next year? What if inflation is stickier than we expect and the Federal Reserve is compelled to raise rates to levels not previously considered? To be sure, these concerns will be front and center for us all into next summer. It’s important to keep in mind, though, that these issues will most likely play out in the next 3-9 months, at which point investors will already be looking to 2024. From even an intermediate-term perspective, that’s not a long timeframe. It’s hard for us to believe that the economic outlook at this time next year won’t be clearer than it currently is. It is true that even more attractive opportunities may present themselves in the coming months, but we believe we’re seeing a number of interesting longer-term ideas right now. Even with the potential for a panic in the near-term, we are much more optimistic about the market return potential for the next 2-5 years than we were at the end of 2021.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in American Depositary Receipts (“ADRs”) are subject to some extent to the risks associated with directly investing in securities of foreign issuers, including the risk of changes in currency exchange rates, expropriation or nationalization of assets, and the impact of political, diplomatic, or social events. Investments in real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, and tax and other laws. A real estate investment trust’s (REIT’s) share price may decline because of adverse developments affecting the real estate industry.

Please refer to the Schedule of Investments on page 5 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

See Notes to Financial Statements.

LARGECAP FUND INVESTMENT REVIEW (Unaudited) (Continued)
November 30, 2022

Sector Weightings at 11/30/22
% of Total Investments

Top 10 Equity Holdings at 11/30/22
Company	Industry	% of Fund’s Net Assets
Alphabet Inc. Class A	Interactive Media & Services	4.41%
Microsoft Corp.	Software	3.29%
Qualcomm Inc.	Semiconductors & Semiconductor Equipment	2.54%
Apple Inc.	Technology Hardware, Storage & Peripherals	2.44%
JPMorgan Chase & Co.	Banks	2.37%
State Street Corp.	Capital Markets	2.30%
Fiserv, Inc.	IT Services	2.23%
Meta Platforms, Inc. Class A	Interactive Media & Services	2.22%
Bank of America Corp.	Banks	2.19%
Cisco Systems, Inc.	Communications Equipment	2.15%

As of November 30, 2022, 99.6% of the Fund’s net assets were in equity and short-term investments.

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS
November 30, 2022

	Shares	Value
COMMON STOCKS - 99.5%		$156,645,336
(COST $120,770,426)

Communication Services - 13.1%		20,532,371
Entertainment - 4.8%
Activision Blizzard, Inc.	28,000	2,070,600
Electronic Arts Inc.	13,925	1,821,111
The Walt Disney Co. (a)	8,400	822,108
Warner Bros. Discovery, Inc. (a)	252,850	2,882,490
Interactive Media & Services - 6.7%
Alphabet Inc. Class A (a)	68,800	6,948,112
Meta Platforms, Inc. Class A (a)	29,625	3,498,713
Media - 1.6%
Paramount Global Class B	123,966	2,489,237

Consumer Discretionary - 7.8%		12,271,276
Distributors - 1.7%
LKQ Corp.	49,350	2,681,186
Hotels, Restaurants & Leisure - 2.6%
Las Vegas Sands Corp. (a)	58,950	2,761,218
Starbucks Corp.	12,850	1,313,270
Household Durables - 0.6%
TopBuild Corp. (a)	6,590	1,015,387
Internet & Direct Marketing Retail - 1.5%
eBay Inc.	51,570	2,343,341
Multiline Retail - 1.4%
Target Corp.	12,910	2,156,874

Consumer Staples - 6.2%		9,833,617
Food & Staples Retailing - 3.5%
Performance Food Group Co. (a)	37,975	2,315,716
Walgreens Boots Alliance, Inc.	76,800	3,187,200
Food Products - 1.3%
The Kraft Heinz Co.	52,950	2,083,583
Household Products - 1.4%
Kimberly-Clark Corp.	16,568	2,247,118

Energy - 1.6%		2,582,638
Oil, Gas & Consumable Fuels - 1.6%
Chevron Corp.	6,120	1,121,857
Exxon Mobil Corp.	13,120	1,460,781

Financials - 20.0%		31,429,967
Banks - 9.3%
Bank of America Corp.	91,225	3,452,866
Citigroup Inc.	63,040	3,051,766
Citizens Financial Group, Inc.	24,025	1,018,179
JPMorgan Chase & Co.	27,020	3,733,624
PNC Financial Services Group, Inc.	7,395	1,244,283
Wells Fargo & Co.	45,875	2,199,706

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

	Shares	Value
COMMON STOCKS (continued)

Financials (continued)
Capital Markets - 7.5%
Intercontinental Exchange, Inc.	15,400	$1,667,974
Northern Trust Corp.	22,485	2,093,578
State Street Corp.	45,500	3,624,985
The Charles Schwab Corp.	30,400	2,509,216
The Goldman Sachs Group, Inc.	5,000	1,930,750
Consumer Finance - 2.2%
Bread Financial Holdings Inc.	58,550	2,402,306
Discover Financial Services	9,120	988,243
Insurance - 1.0%
Fidelity National Financial, Inc.	37,475	1,512,491

Health Care - 16.7%		26,294,163
Biotechnology - 4.1%
AbbVie Inc.	10,750	1,732,685
Amgen Inc.	5,975	1,711,240
Exact Sciences Corp. (a)	67,300	3,025,135
Health Care Equipment & Supplies - 0.5%
Abbott Laboratories	6,575	707,338
Health Care Providers & Services - 6.7%
Cigna Corp.	5,725	1,882,895
CVS Health Corp.	24,675	2,513,889
HCA Healthcare, Inc.	7,300	1,753,606
McKesson Corp.	3,710	1,416,033
UnitedHealth Group Inc.	5,550	3,040,068
Pharmaceuticals - 5.4%
Bristol-Myers Squibb Co.	19,050	1,529,334
Johnson & Johnson	8,675	1,544,150
Merck & Co., Inc.	15,800	1,739,896
Pfizer Inc.	55,225	2,768,429
Viatris Inc.	84,267	929,465

Industrials - 5.7%		9,041,623
Aerospace & Defense - 1.1%
General Dynamics Corp.	6,775	1,709,942
Air Freight & Logistics - 1.6%
FedEx Corp.	13,750	2,505,525
Industrial Conglomerates - 2.1%
General Electric Co.	38,175	3,281,905
Machinery - 0.9%
Westinghouse Air Brake Technologies Corp.	15,276	1,544,251

Information Technology - 26.2%		41,200,809
Communications Equipment - 2.9%
Cisco Systems, Inc.	68,110	3,386,429
Lumentum Holdings Inc. (a)	10,125	556,268
Viavi Solutions Inc. (a)	58,735	665,468
Electronic Equipment, Instruments & Components - 3.3%
Coherent Corp. (a)	63,150	2,315,711
Corning Inc.	56,550	1,930,051
Keysight Technologies, Inc. (a)	4,950	895,406

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

	Shares	Value
COMMON STOCKS (continued)

Information Technology (continued)
IT Services - 4.8%
Fiserv, Inc. (a)	33,649	$3,511,610
PayPal Holdings, Inc. (a)	40,935	3,209,713
Visa Inc. Class A	3,750	813,750
Semiconductors & Semiconductor Equipment - 6.5%
Analog Devices, Inc.	11,000	1,891,010
Infineon Technologies A.G. ADR	78,275	2,639,433
NXP Semiconductors N.V.	9,600	1,688,064
Qualcomm Inc.	31,580	3,994,554
Software - 6.3%
Adobe Inc. (a)	4,925	1,698,780
Microsoft Corp.	20,276	5,173,219
Oracle Corp.	35,975	2,987,004
Technology Hardware, Storage & Peripherals - 2.4%
Apple Inc.	25,970	3,844,339

Materials - 1.5%		2,400,935
Metals & Mining - 1.5%
Freeport-McMoRan Inc.	60,325	2,400,935

Real Estate - 0.7%		1,057,937
Real Estate Management & Development - 0.7%
Colliers Int’l. Group Inc.	11,175	1,057,937

SHORT-TERM INVESTMENTS - 0.1%		100,000
(COST $100,000)

Money Market Funds - 0.1%		100,000
First American Government Obligations Fund Class X, 3.67% (b)	100,000	100,000

TOTAL INVESTMENTS - 99.6% (COST $120,870,426)		156,745,336

NET OTHER ASSETS AND LIABILITIES - 0.4%		642,283

NET ASSETS - 100.0%		$157,387,619

(a)	Non-income producing security.
(b)	Represents the 7 day yield at November 30, 2022.

Abbreviations:

ADR	American Depositary Receipt
A.G.	Aktiengesellschaft is the German term for a public limited liability corporation.
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”) and is licensed for use by Thompson Investment Management, Inc. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any warranties with respect there to or the results to be obtained by the use thereof, and no such party shall have any liability whatsoever with respect thereto.

See Notes to Financial Statements.

LARGECAP FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2022:

	Level 1	Level 2	Level 3	Total
Common stocks
Communication services	$20,532,371	$–	$–	$20,532,371
Consumer discretionary	12,271,276	–	–	12,271,276
Consumer staples	9,833,617	–	–	9,833,617
Energy	2,582,638	–	–	2,582,638
Financials	31,429,967	–	–	31,429,967
Health care	26,294,163	–	–	26,294,163
Industrials	9,041,623	–	–	9,041,623
Information technology	41,200,809	–	–	41,200,809
Materials	2,400,935	–	–	2,400,935
Real estate	1,057,937	–	–	1,057,937
Total common stocks	156,645,336	–	–	156,645,336
Short-term investments
Money market funds	100,000	–	–	100,000
Total short-term investments	100,000	–	–	100,000
Total investments	$156,745,336	$–	$–	$156,745,336

The Fund did not invest in any level-3 investments as of and during the fiscal year ended November 30, 2022.

For more information on valuation inputs, see financial statement Note 2 - Significant Accounting Policies.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited)

November 30, 2022

Portfolio Managers
James T. Evans, CFA Jason L. Stephens, CFA

Performance

The MidCap Fund produced a total return of -5.71% for the fiscal year ended November 30, 2022, as compared to its benchmark, the Russell Midcap Index, which returned -9.02%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/22
	1 Year	3 Year	5 Year	10 Year
Thompson MidCap Fund	-5.71%	10.59%	6.93%	10.15%
Russell Midcap Index	-9.02%	8.68%	8.50%	11.83%

Gross Expense Ratio as of 03/31/22 was 1.35%.

Net Expense Ratio after reimbursement as of 03/31/22 was 1.15%.*

*	The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the MidCap Fund through March 31, 2023, so that the annual operating expenses of the Fund do not exceed 1.15% of its average daily net assets. Net expense ratios are current as of the most recent Prospectus and are applicable to investors.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may be in effect. In the absence of such waivers, total return would be reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index based on total market capitalization. You cannot directly invest in an index.

FTSE Russell is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. “FTSE®” and “Russell®” are trademarks of the London Stock Exchange Group.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)

November 30, 2022

Management Commentary

The Fund’s outperformance relative to its benchmark during the fiscal year was primarily driven by strong security selection in the Health Care and Information Technology sectors. Market volatility remained relatively high, and we don’t anticipate that changing until investors get further clarity on the ultimate path of interest rates and the economy.

As we’ve noted previously, we continue to avoid stocks that we believe are significantly overvalued. However, the market at this point has declined enough that we believe stocks, in aggregate, are now in their fair value range relative to historical values. As the market drops, we are of the view that expensive stocks are becoming more fairly valued and cheap stocks are getting cheaper. This has presented opportunities to rotate into higher quality companies at more reasonable valuations than were available 12 months ago. We don’t know when the sell everything/buy everything trend will dissipate and investors will place more weight on the relative value of individual stocks. We do think it should eventually happen, and have attempted to position the Fund accordingly. In other words, we don’t know when the wind will blow, but we believe we have our sailboat pointed in the right direction when it does.

But what about the potential for a recession next year? What if inflation is stickier than we expect and the Federal Reserve is compelled to raise rates to levels not previously considered? To be sure, these concerns will be front and center for us all into next summer. It’s important to keep in mind, though, that these issues will most likely play out in the next 3-9 months, at which point investors will already be looking to 2024. From even an intermediate-term perspective, that’s not a long timeframe. It’s hard for us to believe that the economic outlook at this time next year won’t be clearer than it currently is. It is true that even more attractive opportunities may present themselves in the coming months, but we believe we’re seeing a number of interesting longer-term ideas right now. Even with the potential for a panic in the near-term, we are much more optimistic about the market return potential for the next 2-5 years than we were at the end of 2021.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Midcap companies tend to have more limited liquidity and greater volatility than large-capitalization companies. Investments in American Depositary Receipts (“ADRs”) are subject to some extent to the risks associated with directly investing in securities of foreign issuers, including the risk of changes in currency exchange rates, expropriation or nationalization of assets, and the impact of political, diplomatic, or social events. Investments in real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, and tax and other laws. A real estate investment trust’s (REIT’s) share price may decline because of adverse developments affecting the real estate industry.

Please refer to the Schedule of Investments on page 12 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

See Notes to Financial Statements.

MIDCAP FUND INVESTMENT REVIEW (Unaudited) (Continued)

November 30, 2022

Sector Weightings at 11/30/22
% of Total Investments

Top 10 Equity Holdings at 11/30/22
Company	Industry	% of Fund’s Net Assets
Bread Financial Holdings Inc.	Consumer Finance	2.20%
LKQ Corp.	Distributors	2.12%
Associated Banc-Corp	Banks	2.05%
Walgreens Boots Alliance, Inc.	Food & Staples Retailing	1.98%
Jazz Pharmaceuticals PLC	Pharmaceuticals	1.94%
First Horizon Corp.	Banks	1.88%
Northern Trust Corp.	Capital Markets	1.81%
Freeport-McMoRan Inc.	Metals & Mining	1.80%
Fiserv, Inc.	IT Services	1.79%
Discover Financial Services	Consumer Finance	1.69%

As of November 30, 2022, 99.2% of the Fund’s net assets were in equity and short-term investments.

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS

November 30, 2022

	Shares	Value
COMMON STOCKS - 99.0%		$54,350,908
(COST $43,328,904)

Communication Services - 2.1%		1,149,522
Entertainment - 2.1%
Take-Two Interactive Software, Inc. (a)	4,465	471,906
Warner Bros. Discovery, Inc. (a)	59,440	677,616

Consumer Discretionary - 11.1%		6,120,393
Distributors - 2.1%
LKQ Corp.	21,390	1,162,119
Hotels, Restaurants & Leisure - 1.3%
Noodles & Co. (a)	128,287	706,861
Household Durables - 1.7%
Newell Brands, Inc.	45,026	583,987
TopBuild Corp. (a)	2,240	345,139
Internet & Direct Marketing Retail - 1.0%
Duluth Holdings Inc. Class B (a)	60,725	531,951
Leisure Products - 1.2%
Topgolf Callaway Brands Corp. (a)	33,040	692,188
Specialty Retail - 1.1%
Best Buy Co., Inc.	6,900	588,570
Textiles, Apparel & Luxury Goods - 2.7%
Hanesbrands, Inc.	47,655	320,242
Levi Strauss & Co. Class A	15,800	261,174
Skechers U.S.A., Inc. Class A (a)	22,010	928,162

Consumer Staples - 6.2%		3,408,873
Beverages - 0.9%
Molson Coors Beverage Co. Class B	9,205	507,288
Food & Staples Retailing - 3.6%
Performance Food Group Co. (a)	14,900	908,602
Walgreens Boots Alliance, Inc.	26,165	1,085,848
Household Products - 1.7%
Energizer Holdings, Inc.	26,610	907,135

Energy - 2.8%		1,557,367
Oil, Gas & Consumable Fuels - 2.8%
Cameco Corp.	10,390	253,308
Cheniere Energy, Inc.	4,025	705,824
Pioneer Natural Resources Co.	2,535	598,235

Financials - 19.4%		10,658,043
Banks - 8.3%
Associated Banc-Corp	45,758	1,125,647
Citizens Financial Group, Inc.	14,725	624,045
First Horizon Corp.	41,505	1,031,399
Regions Financial Corp.	17,585	408,148
Truist Financial Corp.	10,091	472,360
Zions Bancorporation, N.A.	17,245	893,636

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)

November 30, 2022

	Shares	Value
COMMON STOCKS (continued)

Financials (continued)
Capital Markets - 3.8%
Northern Trust Corp.	10,680	$994,415
State Street Corp.	9,145	728,582
The Charles Schwab Corp.	4,415	364,414
Consumer Finance - 3.9%
Bread Financial Holdings Inc.	29,395	1,206,077
Discover Financial Services	8,579	929,620
Insurance - 0.9%
Fidelity National Financial, Inc.	12,140	489,970
Mortgage Real Estate Investment Trusts (REITs) - 1.6%
Annaly Capital Management, Inc. (a)	41,611	901,710
Thrifts & Mortgage Finance - 0.9%
Flagstar Bancorp, Inc.	13,000	488,020

Health Care - 13.0%		7,160,927
Biotechnology - 3.0%
Exact Sciences Corp. (a)	18,365	825,507
Neurocrine Biosciences, Inc. (a)	6,505	826,525
Health Care Equipment & Supplies - 1.2%
Accelerate Diagnostics, Inc. (a)	113,900	98,842
Teleflex Inc.	2,300	538,476
Health Care Providers & Services - 4.7%
Acadia Healthcare Co., Inc. (a)	4,460	397,208
AMN Healthcare Services, Inc. (a)	5,850	723,645
Henry Schein, Inc. (a)	3,125	252,875
Premier, Inc. Class A	19,030	634,651
Universal Health Services, Inc., Class B	4,525	592,096
Pharmaceuticals - 4.1%
Bausch Health Cos., Inc. (a)	43,380	304,961
Jazz Pharmaceuticals PLC (a)	6,795	1,066,203
Viatris Inc.	81,590	899,938

Industrials - 16.4%		8,976,840
Building Products - 3.0%
A.O. Smith Corp.	9,455	574,297
The AZEK Co Inc. (a)	30,930	598,186
Trane Technologies PLC	2,575	459,432
Commercial Services & Supplies - 0.7%
Steelcase Inc. Class A	45,810	363,273
Construction & Engineering - 2.8%
MasTec, Inc. (a)	8,590	780,230
Willscot Mobile Mini Holdings Corp. (a)	15,541	749,232
Electrical Equipment - 0.7%
Regal Rexnord Corp.	2,805	367,764

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)

November 30, 2022

	Shares	Value
COMMON STOCKS (continued)

Industrials (continued)
Machinery - 7.0%
Evoqua Water Technologies Corp. (a)	11,500	$500,135
Hillenbrand, Inc.	11,650	582,500
Ingersoll-Rand Inc.	2,872	155,002
Kornit Digital Ltd. (a)	21,695	556,260
Mueller Water Products, Inc. Class A	30,225	352,424
Oshkosh Corp.	5,910	544,134
REV Group, Inc.	39,995	555,531
SPX Technologies, Inc. (a)	4,495	300,716
Westinghouse Air Brake Technologies Corp.	3,225	326,015
Professional Services - 1.0%
Equifax Inc.	2,750	542,767
Trading Companies & Distributors - 1.2%
AerCap Holdings N.V. (a)	5,800	356,120
Air Lease Corp.	8,100	312,822

Information Technology - 15.1%		8,288,412
Communications Equipment - 3.0%
Calix, Inc. (a)	12,600	898,380
Lumentum Holdings Inc. (a)	6,275	344,748
Viavi Solutions Inc. (a)	37,371	423,413
Electronic Equipment, Instruments & Components - 3.5%
Coherent Corp. (a)	22,770	834,976
Corning Inc.	13,200	450,516
Keysight Technologies, Inc. (a)	3,510	634,924
IT Services - 3.1%
Fiserv, Inc. (a)	9,393	980,253
SS&C Technologies Holdings, Inc.	13,125	705,600
Semiconductors & Semiconductor Equipment - 3.6%
Infineon Technologies A.G. ADR	13,375	451,005
Marvell Technology, Inc.	12,675	589,641
NXP Semiconductors N.V.	5,270	926,677
Software - 1.1%
Black Knight, Inc. (a)	5,890	365,121
CrowdStrike Holdings, Inc. Class A (a)	1,930	227,064
Technology Hardware, Storage & Peripherals - 0.8%
Pure Storage, Inc. Class A (a)	15,625	456,094

Materials - 5.3%		2,887,685
Containers & Packaging - 3.3%
Berry Global Group, Inc.	10,115	592,739
Crown Holdings, Inc.	7,130	586,157
O-I Glass, Inc. (a)	38,000	623,580
Metals & Mining - 2.0%
Freeport-McMoRan Inc.	24,885	990,423
Lundin Mining Corp.	15,350	94,786

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)

November 30, 2022

	Shares	Value
COMMON STOCKS (continued)

Real Estate - 6.3%		$3,442,050
Equity Real Estate Investment - 4.7%
DiamondRock Hospitality Co.	62,225	585,537
Global Net Lease, Inc.	40,055	541,944
Host Hotels & Resorts Inc.	27,625	523,217
Omega Healthcare Investors, Inc.	17,740	537,167
Service Properties Trust (a)	51,505	404,314
Real Estate Management & Development - 1.6%
Colliers Int’l. Group Inc.	5,800	549,086
FirstService Corp.	2,325	300,785

Utilities - 1.3%		700,796
Electric Utilities - 1.3%
Xcel Energy, Inc.	9,980	700,796

SHORT-TERM INVESTMENTS - 0.2%		100,000
(COST $100,000)

Money Market Funds - 0.2%		100,000
First American Government Obligations Fund Class X, 3.67% (b)	100,000	100,000

TOTAL INVESTMENTS - 99.2% (COST $43,428,904)		54,450,908

NET OTHER ASSETS AND LIABILITIES - 0.8%		457,115

NET ASSETS - 100.0%		$54,908,023

(a)	Non-income producing security.
(b)	Represents the 7 day yield as of November 30, 2022.

Abbreviations:
ADR American Depositary Receipt
A.G. Aktiengesellschaft is the German term for a public limited liability corporation.
N.V. Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC Public Limited Company

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”) and is licensed for use by Thompson Investment Management Inc. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any warranties with respect there to or the results to be obtained by the use thereof, and no such party shall have any liability whatsoever with respect thereto.

See Notes to Financial Statements.

MIDCAP FUND SCHEDULE OF INVESTMENTS (Continued)

November 30, 2022

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2022:

	Level 1	Level 2	Level 3	Total
Common stocks
Communication services	$1,149,522	$-	$-	$1,149,522
Consumer discretionary	6,120,393	-	-	6,120,393
Consumer staples	3,408,873	-	-	3,408,873
Energy	1,557,367	-	-	1,557,367
Financials	10,658,043	-	-	10,658,043
Health care	7,160,927	-	-	7,160,927
Industrials	8,976,840	-	-	8,976,840
Information technology	8,288,412	-	-	8,288,412
Materials	2,887,685	-	-	2,887,685
Real estate	3,442,050	-	-	3,442,050
Utilities	700,796	-	-	700,796
Total common stocks	54,350,908	-	-	54,350,908
Short-term investments
Money market funds	100,000	-	-	100,000
Total short-term investments	100,000	-	-	100,000
Total investments	$54,450,908	$-	$-	$54,450,908

The Fund did not invest in any level-3 investments as of and during the fiscal year ended November 30, 2022.

For more information on valuation inputs, see financial statement Note 2 - Significant Accounting Policies.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited)

November 30, 2022

Portfolio Managers
James T. Evans, CFA Jason L. Stephens, CFA

Performance

The Bond Fund produced a total return of -7.17% for the fiscal year ended November 30, 2022, as compared to its benchmark, the Bloomberg U.S. Government/Credit 1-5 Year Index, which returned -5.69%, and as compared to the Bloomberg U.S. Credit 1-5 Year Index, which returned -5.65%.

Comparison of Change in Value of a Hypothetical $10,000 Investment

Average Annual Total Returns
Through 11/30/22
	1 Year	3 Year	5 Year	10 Year
Thompson Bond Fund	-7.17%	-0.96%	0.81%	1.98%
Bloomberg U.S. Gov’t./Credit 1-5 Year Index	-5.69%	-0.62%	0.85%	0.97%
Bloomberg U.S. Credit 1-5 Year Index	-5.65%	-0.32%	1.26%	1.54%

Gross Expense Ratio as of 03/31/22 was 0.71%.	30-Day SEC Yield as of 11/30/22 was 6.00%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-999-0887 or visiting www.thompsonim.com.

Results include the reinvestment of all dividends and capital gains distributions. Investment performance reflects all fee waivers that may have been in effect. In the absence of such waivers, total return would have been reduced. The performance information reflected in the graph and the table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares, nor does it imply future performance. The Bloomberg U.S. Government/Credit 1-5 Year Index is a market-value-weighted index of all investment-grade bonds with maturities of more than one year and less than 5 years. The Bloomberg U.S. Credit 1-5 Year Index is a market-value-weighted index which includes virtually every major investment-grade rated corporate bond with 1-5 years remaining until maturity that serves as a supplementary benchmark. You cannot directly invest in an index.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)

November 30, 2022

Management Commentary

Fixed-income markets were unkind to investors during the past fiscal year, including the Fund. After inflation data disappointed the market by staying stubbornly high, the Federal Reserve launched an aggressive series of rate increases. Yields for Treasuries maturing within the next 1-to-5 years rose anywhere from 257 to 446 basis points. Prices correspondingly dropped. While yields for longer-maturity Treasuries were up less, the inherent duration attached to these bonds meant that absolute losses for investors were higher. We have long been cautious about the risks of rising interest rates, but the speed and magnitude at which higher rates have been priced into bonds has surprised even us. Much like the correction of the technology bubble within equities at the turn of the century, we suspect that investors will look back for years upon the fixed-income market at the start of the last fiscal year and wonder how so much risk could have been priced to yield so little reward.

As portfolio managers, we are acutely aware that shareholders do not like to lose money. We are asked by shareholders and their financial advisors why we think the Fund is worth purchasing now, as opposed to some theoretical point in the future when the Federal Reserve is “done” raising rates. This is our response.

When it comes to rate hikes, we believe three factors matter most: how high will the Federal Reserve ultimately raise rates (the terminal rate), how quickly will it get there, and how long will it keep rates at that level? We think the market has a fairly clear answer on the first two questions. Ever since the surprise acceleration in Consumer Price Index (CPI) data reported back in June, market expectations and the Federal Reserve itself have guided towards a terminal rate above 4%. The precise expected terminal rate has oscillated within a 4.25%-to-5.25% range depending on the latest inflation data, but relative to federal funds rates at the start of the recently concluded fiscal year, which were in the 0-to-0.25% range, the bulk of potential increases appear to have been priced in. We believe it was this change that caused most of the pain felt by investors during the past fiscal year. The anticipated pace at which we will hit the terminal rate has also accelerated from original expectations. Based on expected future hikes of 50 bps in December of 2022, we would exit the calendar year at a 4.25%-4.50% target range. But now that we expect to be within a few months of the likely terminal rate, we think most, if not all, of this pain is priced into the Fund. After all, the bonds most hurt in the short run by the acceleration of this timing are those that will mature within the next 6-12 months.

This leaves the question of how long the Federal Reserve will keep interest rates at the terminal rate before eventually moving on to the next rate-cutting cycle. The message we hear from the Federal Reserve is “higher for longer” when it comes to rates. With the yield curve inverted, this question is far more important to investors in intermediate- and long-term bonds than it is to our Fund. Of course the timing of when inflation slows and whether the economy slips into a recession will impact this forecast. But to us, the risks seem skewed to the downside for longer duration strategies. The Federal Reserve seems determined to beat inflation, which suggests it will err on the side of too hawkish instead of too dovish.

That said, we believe inflation is likely to slow over the current fiscal year. First, many commodity prices, including oil, copper and lumber, have declined meaningfully since the March-to-June timeframe. Absent an increase from current levels, these inputs are poised to shift from a cause of inflation to a source of deflation as year-over-year comparisons are lapped. Secondly, housing prices in most markets appear to have peaked, as rising rates translate into higher monthly mortgage payments. There is typically a six-month lag between the peak of housing prices and the peak in the government’s “rent equivalent” input into inflation data, but by the first quarter of 2023, we expect that this source of inflation should be slowing meaningfully. We believe that at roughly a third of the basket for CPI inflation, the slowdown in housing will have an outsized effect. Finally, inflation in labor costs has been disproportionately larger for Americans with only a high school education or less over the past few years. However, when the economy slips into a recession, as it very well could in the current fiscal year, the loss of jobs is typically disproportionately felt by this same educational cohort. It’s difficult for us to see how labor costs will continue to appreciate at the same level if unemployment is rising.

If rates are already near their peak at the maturity/duration levels targeted by the Fund (the 1-5-year range), and inflation is likely to slow over the next 6-to-12 months, then we believe most, if not all, of the pain associated with the Federal Reserve raising rates is already priced into the Fund. The Fund’s 30-day SEC yield was 6.00% on 11/30/22, providing a substantial amount of income each month that goes by. With roughly 96% of the Fund’s holdings priced below par at the start of the new fiscal year, there is also plenty of potential for bonds to appreciate as they approach their maturity. Once the market becomes convinced that inflation will slow and concludes the worst is behind us, we think there could be a wholesale upwards price revision across the portfolio. We see hints of this each time the market has grown hopeful on inflation data, only to see it dissipate when a subsequent discouraging number is reported. Once we finally turn the corner on inflation, we believe this effect will last and potentially provide a nice gain for shareholders.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)

November 30, 2022

Successful investing is a matter of correctly judging the tradeoffs between risk and reward. Timing the exact bottom for bond prices is an impossible task that risks being late. We feel most of the risks associated with rising rates have already been priced into the Fund’s holdings, while much of the reward is still forthcoming. If we are correct, we believe there is a compelling case to invest in the Fund now rather than waiting for an “all clear” signal. By then, a material part of the potential reward may have already been realized.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Investments in bonds of foreign issuers involve greater volatility, political and economic risks, and differences in accounting methods. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Please refer to the Schedule of Investments on page 21 of this report for holdings information. The management commentary above as well as Fund holdings should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings are subject to change.

The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

Basis Point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

SEC Yield is a standardized yield computed by dividing the net investment income per share earned during the 30-day period prior to quarter-end and was created to allow for fairer comparisons among bond funds.

Yield is the income earned from a bond, which takes into account the sum of the interest payment, the redemption value at the bond’s maturity, and the initial purchase price of the bond.

Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.

See Notes to Financial Statements.

BOND FUND INVESTMENT REVIEW (Unaudited) (Continued)

November 30, 2022

Although the makeup of the Bond Fund’s portfolio is constantly changing, as of November 30, 2022, 59.07% of the Fund’s portfolio was invested in corporate bonds. Due to prevailing market conditions, the percentage of corporate bonds held in the Fund’s portfolio over the past 5 years has generally equaled or exceeded the percentage of corporate bonds held in the Fund’s portfolio as of that date. In addition, as of that date 24.02% of the Fund’s portfolio was invested in securities rated BBB by Standard & Poor’s, while an additional 6.92% of the Fund’s portfolio was rated below investment-grade and 58.34% of the Fund’s portfolio was not rated by Standard & Poor’s. Additional information regarding the ratings of securities held in the Fund’s portfolio, including information pertaining to securities that have not been rated by Standard & Poor’s but have been rated by another Nationally Recognized Statistical Credit Rating Organization, is reflected in the quality composition table below. For portfolio information current as of the most recent quarter-end, please call 1-800-999-0887 or visit our website at www.thompsonim.com. Compared to a portfolio that is more evenly allocated between government and corporate bonds, a portfolio that is heavily allocated to corporate bonds may provide higher returns but is also subject to greater levels of credit and liquidity risk and to greater price fluctuations. A portfolio that is significantly allocated to bonds having lower and below-investment-grade ratings may also be subject to greater levels of credit and liquidity risk and experience greater price fluctuations than a portfolio comprised of higher-rated investment-grade bonds.

Asset Allocation at 11/30/22
(Includes cash equivalents) % of Total Investments
Corporate Bonds	59.07%
Commercial Mortgage-Backed Securities	18.03%
Asset-Backed Securities	14.99%
U.S. Government Agency Mortgage-Backed Securities	4.64%
U.S. Government & Agency Securities	1.64%
Convertible Bonds	1.20%
Sovereign Bonds	0.28%
Taxable Municipal Bonds	0.08%
Residential Mortgage-Backed Securities	0.06%
Money Market Funds	0.01%
100.00%

Quality Composition at 11/30/22^
(Includes cash equivalents) % of Total Investments
U.S. Government & Agency Issues	6.28%
AAA	0.95%
AA	1.81%
A	15.98%
BBB	56.91%
BB and Below	14.80%
Not Rated	3.27%
100.00%

^	The Bond Fund’s quality composition is calculated using ratings from Standard & Poor’s. If Standard & Poor’s does not rate a holding then Moody’s is used. If Standard & Poor’s and Moody’s do not rate a holding then Fitch is used. For certain securities that are not rated by any of these three agencies, credit ratings from other Nationally Recognized Statistical Credit Rating Organization (NRSRO) agencies may be used. Not rated category includes holdings that are not rated by any NRSRO. All ratings are as of 11/30/22.

Top 10 Bond Holdings by Issuer at 11/30/22
% of Fund’s Net Assets
General Electric Co.	2.52%
Lincoln National Corp.	2.35%
JPMBB Commercial Mortgage Securities Trust	2.34%
COMM Mortgage Trust	2.30%
Ginnie Mae REMIC Trust	2.24%
AmTrust Financial Services, Inc.	2.24%
WFRBS Commercial Mortgage Trust	2.18%
Morgan Stanley Bank of America Merrill Lynch Trust	2.14%
Arbor Realty Trust, Inc.	2.14%
Wells Fargo Commercial Mortgage Trust	1.87%

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS
November 30, 2022

	Rate (%)	Maturity Date	Principal Amount	Value
Bonds - 97.8%				$1,665,192,070
(COST $1,951,604,942)

Asset-Backed Securities - 14.9%				253,838,601
AASET Trust, Series 2018-2A A (h)	4.454	11/18/38	607,260	478,262
AASET Trust, Series 2022-1A A (h)	6.000	05/16/47	6,734,872	6,238,994
Air Canada, Series 2015-1B (h)	3.875	09/15/24	1,176,044	1,163,753
American Airlines, Series 2013-2 A	4.950	07/15/24	104,397	103,752
American Airlines, Series 2017-1 A	4.000	08/15/30	230,397	184,673
Aqua Finance Trust, Series 2017-A C (h)	8.350	11/15/35	1,750,000	1,677,165
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A A (h)	4.213	12/16/41	5,497,937	4,490,527
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A B (h)	5.682	12/16/41	1,244,293	819,114
Business Jet Securities, LLC, Series 2022-1A A (h)	4.455	06/15/37	6,585,046	5,997,724
Business Jet Securities, LLC, Series 2022-1A B (h)	5.192	06/15/37	946,603	856,450
Castle Aircraft Securitization Trust, Series 2019-1A A (h)	3.967	04/15/39	3,043,202	2,566,971
Castle Aircraft Securitization Trust, Series 2021-1A B (h)	6.656	01/15/46	4,714,387	3,642,147
Coinstar Funding, LLC, Series 2017-1A A2 (h)	5.216	04/25/47	26,738,775	21,767,622
DCAL Aviation Finance Ltd., Series 2015-1A A1 (c)(f)(h)(i)	6.213	02/15/40	1,268,184	1,007,077
ECAF I Ltd., Series 2015-1A A2 (h)(i)	4.947	06/15/40	8,909,622	5,523,645
ECAF I Ltd., Series 2015-1A B1 (h)(i)	5.802	06/15/40	19,177,362	4,147,373
GAIA Aviation Ltd. (TAILWIND), Series 2019-1 B (h)	5.193	12/15/44	3,657,896	2,624,546
Harley Marine Financing LLC, Series 2018-1A A2 (c)(h)	6.682	05/15/43	12,892,091	12,741,696
HOA Funding LLC, Series 2021-1A A2 (h)	4.723	08/20/51	12,837,500	9,964,776
Horizon Aircraft Finance I Ltd., Series 2018-1 B (h)(i)	5.270	12/15/38	2,702,399	1,716,056
Horizon Aircraft Finance II Ltd., Series 2019-1 A (h)	3.721	07/15/39	3,495,551	2,726,516
HP Communities LLC (h)	5.320	03/15/23	33,086	33,086
Icon Brand Holdings LLC, Series 2012-1A A (h)(i)	4.229	01/25/43	7,009,399	2,101,005
JOL Air Limited, Series 2019-1 B (h)	4.948	04/15/44	907,397	589,854
KDAC Aviation Finance Ltd., Series 2017-1A A (h)	4.212	12/15/42	3,084,570	2,375,212
KDAC Aviation Finance Ltd., Series 2017-1A B (h)	5.926	12/15/42	17,132,629	9,013,519
Kestrel Aircraft Funding Ltd., Series 2018-1A A (h)	4.250	12/15/38	2,170,656	1,829,097
Kestrel Aircraft Funding Ltd., Series 2018-1A B (h)	5.500	12/15/38	2,691,017	1,924,131
Labrador Aviation Finance Ltd., Series 2016-1A B1 (h)	5.682	01/15/42	33,166,314	18,739,963
MACH 1 Cayman Ltd., Series 2019-1 B (h)	4.335	10/15/39	4,341,879	3,433,005
MAPS Ltd., Series 2018-1A B (h)	5.193	05/15/43	1,593,042	1,027,512
ME Funding, LLC, Series 2019-1 A2 (h)	6.448	07/30/49	22,310,000	21,603,041
Merlin Aviation Holdings D.A.C., Series 2016-1 A (h)	4.500	12/15/32	7,254,348	5,487,500
Merlin Aviation Holdings D.A.C., Series 2016-1 B (e)(f)(h)	6.500	12/15/32	1,554,779	940,953
METAL LLC, Series 2017-1 A (h)(i)	4.581	10/15/42	15,884,880	7,825,527
METAL LLC, Series 2017-1 B (h)	6.500	10/15/42	26,657,035	3,467,814
Mosaic Solar Loans, LLC, Series 2017-2A C (h)	2.000	06/22/43	297,272	286,492
Pioneer Aircraft Finance Ltd., Series 2019-1 B (h)	4.948	06/15/44	1,419,643	823,450
PNMAC GMSR Issuer Trust, Series 2018-GT1 A (1 month LIBOR + 2.850%, floor 2.850%) (d)(h)	6.894	02/25/23	4,000,000	3,880,324
Project Silver, Series 2019-1 A (h)	3.967	07/15/44	4,960,738	3,815,793
PROP Limited, Series 2017-1 B (h)(i)	6.900	03/15/42	4,077,877	1,512,892
Sapphire Aviation Finance I Ltd., Series 2018-1A B (h)	5.926	03/15/40	7,349,239	4,226,327
S-Jets Limited, Series 2017-1 A (h)	3.967	08/15/42	3,046,679	2,338,326
S-Jets Limited, Series 2017-1 B (h)	5.682	08/15/42	10,242,373	6,053,550
SMB Private Education Loan Trust, Series 2014-A C (h)(i)	4.500	09/15/45	7,000,000	5,944,760
Sprite Limited, Series 2021-1 A (h)	3.750	11/15/46	9,090,900	7,788,668

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

	Rate (%)	Maturity Date	Principal Amount	Value
Bonds (continued)

Asset-Backed Securities (continued)
Sprite Limited, Series 2021-1 B (h)	5.100	11/15/46	4,545,450	$3,602,510
TGIF Funding LLC, Series 2017-1A A2 (h)	6.202	04/30/47	24,985,269	23,030,147
Thunderbolt Aircraft Lease Ltd., Series 2017-A A (h)	4.212	05/17/32	705,613	592,729
Thunderbolt Aircraft Lease Ltd., Series 2017-A B (h)	5.750	05/17/32	5,145,941	3,705,232
Thunderbolt Aircraft Lease Ltd., Series 2019-1 B (h)	4.750	11/15/39	4,314,678	2,459,366
United Air Lines, Series 2020-1 A	5.875	04/15/29	3,951,917	3,902,000
US Airways, Series 2011-1A	7.125	04/22/25	3,526,550	3,542,342
WAVE Trust, Series 2017-1A A (h)	3.844	11/15/42	2,077,965	1,559,139
Willis Engine Structured Trust IV, Series 2018-A A (h)	4.750	09/15/43	5,433,913	3,944,496

Commercial Mortgage-Backed Securities - 17.9%				305,254,804
BBCMS Mortgage Trust, Series 2015-VFM A2 (h)	3.375	03/12/36	6,000,000	5,396,806
CG-CCRE Commercial Mortgage Trust, Series 2014-FL1 B (1 month LIBOR + 1.150%, floor 1.150%) (d)(h)	5.025	06/15/31	5,608,848	5,546,445
Citigroup Commercial Mortgage Trust, Series 2015-GC35 C (d)	4.462	11/10/48	7,000,000	6,116,578
Citigroup Commercial Mortgage Trust, Series 2016-GC36 C (d)	4.747	02/10/49	5,000,000	4,074,292
Citigroup Commercial Mortgage Trust, Series 2018-B2 A1	2.856	03/10/51	47,293	47,158
COMM Mortgage Trust, Series 2012-CR1 B	4.612	05/15/45	1,639,031	1,635,634
COMM Mortgage Trust, Series 2012-CR1 C (d)	5.891	05/15/45	1,500,000	1,349,993
COMM Mortgage Trust, Series 2012-CR3 E (d)(h)	4.727	10/15/45	5,000,000	2,950,000
COMM Mortgage Trust, Series 2012-CR4 AM	3.251	10/15/45	3,000,000	2,877,912
COMM Mortgage Trust, Series 2012-LC4 B	4.934	12/10/44	2,364,674	2,360,568
COMM Mortgage Trust, Series 2012-LC4 C (d)	5.298	12/10/44	2,514,188	2,241,775
COMM Mortgage Trust, Series 2013-CR12 B	4.762	10/10/46	3,020,000	2,826,422
COMM Mortgage Trust, Series 2014-CR16 C (d)	4.917	04/10/47	5,000,000	4,503,711
COMM Mortgage Trust, Series 2014-UBS4 D (d)(h)	4.711	08/10/47	9,740,000	7,008,531
COMM Mortgage Trust, Series 2014-UBS5 B	4.514	09/10/47	3,270,000	3,042,782
COMM Mortgage Trust, Series 2014-UBS5 C (d)	4.609	09/10/47	6,500,000	5,836,018
COMM Mortgage Trust, Series 2015-DC1 C (d)	4.297	02/10/48	540,000	492,068
COMM Mortgage Trust, Series 2015-PC1 D (d)	4.293	07/10/50	2,500,000	2,127,820
Credit Suisse Commercial Mortgage Securities Corp., Series 2016-NXSR C (d)	4.448	12/15/49	3,000,000	2,337,519
CSAIL Commercial Mortgage Trust, Series 2015-C1 C (d)	4.258	04/15/50	1,780,000	1,522,607
CSAIL Commercial Mortgage Trust, Series 2015-C2 B (d)	4.208	06/15/57	5,000,000	4,435,713
CSAIL Commercial Mortgage Trust, Series 2015-C2 C (d)	4.177	06/15/57	3,579,000	3,023,698
CSAIL Commercial Mortgage Trust, Series 2015-C3 B (d)	4.109	08/15/48	3,905,000	3,512,069
CSAIL Commercial Mortgage Trust, Series 2015-C3 D (d)(i)	3.359	08/15/48	5,795,000	3,488,453
DBUBS Mortgage Trust, Series 2011-LC3A PM1 (h)	4.452	05/10/44	7,476,810	7,388,692
DBUBS Mortgage Trust, Series 2011-LC3A PM2 (d)(h)	5.098	05/10/44	4,197,000	3,889,085
GS Mortgage Securities Trust, Series 2011-GC5 B (d)(h)	5.154	08/10/44	3,000,000	2,678,295
GS Mortgage Securities Trust, Series 2013-G1 A2 (h)	3.557	04/10/31	637,092	632,154
GS Mortgage Securities Trust, Series 2013-GC12 C	4.179	06/10/46	4,705,000	4,598,070
GS Mortgage Securities Trust, Series 2014-GC24 B (d)	4.511	09/10/47	4,340,000	4,034,671
GS Mortgage Securities Trust, Series 2014-GC24 D (d)(h)	4.532	09/10/47	2,955,000	1,851,083
GS Mortgage Securities Trust, Series 2018-3PCK A (1 month LIBOR + 1.950%, floor 1.950%) (d)(h)	5.823	09/15/31	3,745,437	3,672,025
HMH Trust, Series 2017-NSS A (h)	3.062	07/05/31	5,850,000	5,586,104
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3 B (h)	5.013	02/15/46	4,864,367	4,642,465
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3 C (h)	5.360	02/15/46	9,250,000	8,621,866

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

	Rate (%)	Maturity Date	Principal Amount	Value
Bonds (continued)

Commercial Mortgage-Backed Securities (continued)
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9 C (d)(h)	4.064	12/15/47	3,000,000	$2,956,124
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11 B	3.499	04/15/46	5,000,000	4,872,677
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20 D (d)(h)	4.560	07/15/47	5,000,000	3,352,306
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12 C (d)	4.113	07/15/45	6,048,000	5,811,585
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14 B (d)	4.548	08/15/46	6,310,000	6,077,711
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14 C (d)	4.548	08/15/46	5,000,000	4,662,418
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18 C (d)	4.735	02/15/47	5,060,000	4,619,353
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22 D (d)(h)(i)	4.547	09/15/47	4,966,000	3,657,422
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24 B	4.116	11/15/47	10,400,000	9,542,811
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28 C (d)	4.145	10/15/48	5,496,426	4,997,311
JPMBB Commercial Mortgage Securities Trust, Series 2015-C32 B	4.389	11/15/48	500,000	433,627
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7 B	3.769	02/15/46	200,000	199,124
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7 C (d)	3.964	02/15/46	7,000,000	6,934,521
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10 AS (d)	4.070	07/15/46	1,478,864	1,452,819
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10 C (d)	4.070	07/15/46	2,750,000	2,389,218
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11 AS (d)	4.398	08/15/46	6,881,000	6,311,343
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12 C (d)	4.756	10/15/46	2,110,000	1,992,378
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16 C (d)	4.748	06/15/47	7,015,936	6,529,856
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C21 C (d)	4.129	03/15/48	8,000,000	6,671,892
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22 D (d)(h)(i)	4.202	04/15/48	5,000,000	3,976,643
Morgan Stanley Capital I Trust, Series 2011-C2 D (d)(h)	5.211	06/15/44	649,561	610,211
Morgan Stanley Capital I Trust, Series 2015-UBS8 C (d)	4.580	12/15/48	6,500,000	5,356,614
Morgan Stanley Capital I Trust, Series 2016-UB12 C (d)	4.130	12/15/49	5,000,000	4,027,610
Morgan Stanley Capital I Trust, Series 2017-HR2 A2	3.345	12/15/50	24,990	24,934
Morgan Stanley Capital I Trust, Series 2019-BPR A (1 month LIBOR + 1.650%, floor 1.650%) (d)(h)	5.523	05/15/36	6,216,417	5,924,569
Palisades Center Trust, Series 2016-PLSD A (h)	2.713	04/13/33	5,000,000	3,915,500
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2 A4	3.525	05/10/63	293	293
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12 AS (d)	4.296	07/15/46	714,000	700,394
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12 B (d)	4.296	07/15/46	7,000,000	6,606,697
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16 AS	4.020	08/15/50	1,035,000	991,467
Wells Fargo Commercial Mortgage Trust, Series 2015-C27 C	3.894	02/15/48	6,982,500	6,082,635
Wells Fargo Commercial Mortgage Trust, Series 2015-C31 C (d)	4.596	11/15/48	5,000,000	4,506,942
Wells Fargo Commercial Mortgage Trust, Series 2015-C31 D	3.852	11/15/48	5,189,370	4,222,188
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22 B (d)	4.550	09/15/58	800,000	749,812
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1 C (d)	4.453	09/15/48	5,000,000	4,180,235
Wells Fargo Commercial Mortgage Trust, Series 2016-C36 C (d)	4.134	11/15/59	3,000,000	2,309,458

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

	Rate (%)	Maturity Date	Principal Amount	Value
Bonds (continued)

Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust, Series 2017-SMP A (1 month LIBOR + 0.875%, floor 0.875%) (d)(h)	4.748	12/15/34	1,625,000	$1,577,690
WFRBS Commercial Mortgage Trust, Series 2012-C10 AS	3.241	12/15/45	1,573,689	1,542,216
WFRBS Commercial Mortgage Trust, Series 2012-C10 B	3.744	12/15/45	1,645,000	1,528,200
WFRBS Commercial Mortgage Trust, Series 2012-C10 C (d)	4.357	12/15/45	7,000,000	6,275,481
WFRBS Commercial Mortgage Trust, Series 2013-C14 B	3.841	06/15/46	1,500,000	1,413,457
WFRBS Commercial Mortgage Trust, Series 2013-C14 C (d)	3.957	06/15/46	5,000,000	4,522,135
WFRBS Commercial Mortgage Trust, Series 2013-C15 B (d)	4.529	08/15/46	3,800,000	3,544,323
WFRBS Commercial Mortgage Trust, Series 2013-C16 C (d)	4.983	09/15/46	2,225,000	2,089,572
WFRBS Commercial Mortgage Trust, Series 2014-C19 C	4.646	03/15/47	6,000,000	5,637,196
WFRBS Commercial Mortgage Trust, Series 2014-C20 C (f)(i)	4.513	05/15/47	4,500,000	3,698,228
WFRBS Commercial Mortgage Trust, Series 2014-C21 C	4.234	08/15/47	3,000,000	2,702,920
WFRBS Commercial Mortgage Trust, Series 2014-C21 D (h)	3.497	08/15/47	5,000,000	4,247,541
WP Glimcher Mall Trust, Series 2015-WPG B (d)(h)	3.516	06/05/35	2,900,000	2,476,065

Convertible Bonds - 1.2%				20,369,125
DigitalBridge Group, Inc.	5.000	04/15/23	18,725,000	18,444,125
FedNat Holding Co. (e)(f)(h)(i)(j)	5.000	04/19/26	5,000,000	1,925,000

Corporate Bonds - 58.7%				1,000,096,577
A10 Capital, LLC (h)	5.875	08/17/26	5,000,000	4,632,442
A10 Capital, LLC (h)	5.875	08/17/26	1,500,000	1,389,733
ACRES Commercial Realty Corp.	5.750	08/15/26	8,000,000	7,706,205
Adani Abbot Point Terminal Pty. Ltd. (h)	4.450	12/15/22	8,570,000	8,463,363
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.125	07/03/23	2,795,000	2,769,808
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.500	09/15/23	20,529,000	20,273,353
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	1.150	10/29/23	500,000	477,772
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.875	01/16/24	1,015,000	1,000,294
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.150	02/15/24	6,500,000	6,267,167
Aircastle Ltd.	5.000	04/01/23	7,477,000	7,451,673
Aircastle Ltd.	4.400	09/25/23	600,000	593,604
Aircastle Ltd.	4.125	05/01/24	2,390,000	2,305,451
Aircastle Ltd.	4.250	06/15/26	670,000	623,211
Amerant Bancorp Inc.	5.750	06/30/25	10,000,000	9,784,515
Ameris Bancorp (3 month LIBOR + 3.616%) (d)	6.909	03/15/27	5,375,000	5,378,303
AmTrust Financial Services, Inc.	6.125	08/15/23	39,078,000	38,111,212
Arbor Realty Trust, Inc.	5.625	05/01/23	16,495,000	16,344,125
Arbor Realty Trust, Inc. (h)	5.750	04/01/24	10,000,000	9,703,986
Arbor Realty Trust, Inc. (h)	4.750	10/15/24	10,000,000	9,422,832
Arbor Realty Trust, Inc.	4.750	10/15/24	1,000,000	942,283
Arena Finance II LLC (h)	6.750	09/30/25	2,000,000	1,810,000
Assured Guaranty US Holdings Inc. (3 month LIBOR + 2.380%) (d)	5.673	12/15/66	31,751,000	25,003,912
Axos Financial, Inc. (4.875% to 10/01/25, then TSFR3M + 4.760%) (d)	4.875	10/01/30	8,000,000	7,543,958
BAC Capital Trust XIII (Greater of 4.000% or 3 month LIBOR + 0.400%, floor 4.000%) (d)(g)	4.000	12/16/22	1,950,000	1,471,350
Banc of California, Inc.	5.250	04/15/25	4,400,000	4,329,606
Banc of California, Inc. (4.375% to 10/30/25, then SOFRRATE + 4.195%) (d)	4.375	10/30/30	12,500,000	11,577,147
Bank of America Corp. (5.200% to 06/01/23, then 3 month LIBOR + 3.135%) (d)(g)	5.200	06/01/23	2,500,000	2,434,374
Bank of America Corp. (4.0 times (USISDA10 - USISDA02 - 0.250%), floor 0.000%, cap 10.000%) (d)(e)(i)	0.000	11/19/30	671,000	467,923

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

	Rate (%)	Maturity Date	Principal Amount	Value
Bonds (continued)

Corporate Bonds (continued)
Bank of Montreal (4.800% to 08/25/24, then H15T5Y + 2.979%) (d)(g)	4.800	08/25/24	6,977,000	$6,057,486
Bank of New York Mellon Corp. (3.700% to 03/20/26, then H15T5Y + 3.352%) (d)(g)	3.700	03/20/26	1,000,000	891,720
Bay Banks of Virginia, Inc. (5.625% to 10/15/24, then TSFR3M + 4.335%) (d)(h)	5.625	10/15/29	3,000,000	2,905,794
BayCom Corp. (5.250% to 09/15/25, then TSFR3M + 5.210%) (d)	5.250	09/15/30	8,460,000	8,081,230
BCB Bancorp, Inc. (5.625% to 08/01/23, then 3 month LIBOR + 2.720%) (d)(h)	5.625	08/01/28	9,000,000	8,889,036
BOKF Merger Corp. Number Sixteen (5.625% to 06/25/25, then 3 month LIBOR + 3.170%) (d)	5.625	06/25/30	10,000,000	9,810,695
Brandywine Operating Partnership, L.P.	3.950	02/15/23	3,246,000	3,227,853
Braskem Finance Ltd.	6.450	02/03/24	1,000,000	1,001,266
Broadmark Realty Capital Inc. (h)	5.000	11/15/26	5,000,000	4,349,909
Byline Bancorp, Inc. (6.000% to 07/01/25, then TSFR3M + 5.880%) (d)	6.000	07/01/30	12,000,000	11,636,556
Capital Funding Bancorp, Inc. (h)	6.000	12/01/23	20,000,000	19,874,579
Carrington Holding Co., LLC (h)	8.000	01/01/26	12,000,000	10,879,976
CDW LLC / CDW Finance Corp.	4.125	05/01/25	750,000	719,400
CenterState Bank Corp. (5.750% to 06/01/25, then TSFR3M + 5.617%) (d)	5.750	06/01/30	690,000	669,149
Change Co. CDFI LLC (4.750% to 09/30/26, then SOFRRATE + 4.080%) (d)(h)	4.750	09/30/31	7,000,000	6,353,662
Charles Schwab Corp. (3 month LIBOR + 3.315%) (d)(g)	6.397	12/01/22	21,618,000	21,618,000
Citigroup, Inc. (4.0 times (USISDA30 - USISDA05), floor 0.000%, cap 10.000%) (d)(e)(i)	0.000	07/09/28	740,000	573,485
Citigroup, Inc. (4.0 times (USISDA30 - USISDA05), floor 0.000%, cap 10.000%) (d)(e)(i)	0.000	11/15/28	245,000	183,697
Citigroup, Inc. (4.0 times (USISDA30 - USISDA02), floor 0.000%, cap 10.000%) (d)(e)(i)	0.000	12/23/29	1,152,000	838,835
Citigroup, Inc. (4.0 times (USISDA10 - USISDA02 - 0.250%), floor 0.000%, cap 10.000%) (d)(e)(i)	0.000	11/19/30	727,000	499,837
Citigroup, Inc. (4.35 times (USISDA30 - USISDA05), floor 0.000%, cap 10.000%) (d)(e)	0.000	07/09/33	1,394,000	848,609
Citigroup, Inc. (5.0 times (USISDA30 - USISDA05), floor 0.000%, cap 10.000%) (d)(e)	0.000	12/20/33	2,863,000	1,710,202
Citigroup, Inc. (3 month LIBOR + 0.550%) (d)	5.307	08/25/36	868,000	693,729
Columbia/HCA Healthcare Corp.	7.690	06/15/25	622,000	650,411
Congressional Bancshares, Inc. (5.750% to 12/01/24, then TSFR3M + 4.390%) (d)(h)	5.750	12/01/29	5,000,000	4,819,434
ConnectOne Bancorp, Inc. (5.200% to 02/01/23, then 3 month LIBOR + 2.840%) (d)	5.200	02/01/28	6,375,000	6,313,104
ConnectOne Bancorp, Inc. (5.750% to 06/15/25, then TSFR3M + 5.605%) (d)	5.750	06/15/30	7,780,000	7,549,755
County Bancorp, Inc. (5.875% to 06/01/23, then 3 month LIBOR + 2.884%) (d)	5.875	06/01/28	8,250,000	8,180,463
Cowen Inc. (h)	7.250	05/06/24	20,000,000	20,183,079
Deutsche Bank AG	3.950	02/27/23	2,725,000	2,710,502
Enterprise Products Operating LLC (3 month LIBOR + 2.7775%) (d)	5.860	06/01/67	8,538,000	7,321,335
Enterprise Products Operating LLC (5.250% to 08/16/27, then 3 month LIBOR + 3.033%) (d)	5.250	08/16/77	6,666,000	5,401,938
EverBank Financial Corp. (3 month LIBOR + 4.704%) (d)	7.997	03/15/26	4,000,000	3,955,948
Everest Reinsurance Holdings Inc. (3 month LIBOR + 2.385%) (d)	6.991	05/01/67	17,705,000	15,015,222
F&M Financial Services Corp. (5.950% to 09/15/24, then TSFR3M + 4.840%) (d)(h)	5.950	09/15/29	9,000,000	8,735,388
FedNat Holding Co. (e)(f)(i)(j)	7.750	03/15/29	17,000,000	6,848,178

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

	Rate (%)	Maturity Date	Principal Amount	Value
Bonds (continued)

Corporate Bonds (continued)
Fidelity Federal Bancorp (6.875% to 10/15/23, then 3 month LIBOR + 3.790%) (d)(h)	6.875	10/15/28	6,500,000	$6,436,924
Fidelity Federal Bancorp (6.000% to 11/01/24, then TSFR3M + 4.650%) (d)(h)	6.000	11/01/29	7,000,000	6,739,267
Fifth Third Bancorp (3 month LIBOR + 3.129%) (d)(g)	6.803	01/03/23	14,997,000	14,846,798
First Financial Bancorp (5.250% to 05/15/25, then TSFR3M + 5.090%) (d)	5.250	05/15/30	3,000,000	2,889,757
FNB Corp.	4.875	10/02/25	2,000,000	1,927,105
FPL Group, Inc. (3 month LIBOR + 2.0675%) (d)	5.810	10/01/66	9,285,000	7,616,392
General Electric Co. (3 month LIBOR + 3.330%) (d)(g)	6.623	03/15/23	44,245,000	42,917,650
GLP Capital L.P. / GLP Financing II, Inc.	5.375	11/01/23	8,286,000	8,200,986
GLP Capital L.P. / GLP Financing II, Inc.	3.350	09/01/24	550,000	524,290
Great Ajax Operating Partnership L.P. (h)	8.875	09/01/27	3,500,000	3,369,153
Hallmark Financial Services, Inc.	6.250	08/15/29	13,000,000	7,800,000
HF Sinclair Corp.	2.625	10/01/23	1,638,000	1,604,274
Hilltop Holdings Inc. (5.750% to 05/15/25, then TSFR3M + 5.680%) (d)	5.750	05/15/30	8,000,000	7,770,330
Horizon Bancorp, Inc. (5.625% to 07/01/25, then TSFR3M + 5.490%) (d)	5.625	07/01/30	6,000,000	5,740,302
Hospitality Properties Trust	4.750	10/01/26	2,000,000	1,649,400
Host Hotels & Resorts LP	3.875	04/01/24	4,090,000	3,984,448
Howard Bancorp Inc. (6.000% to 12/06/23, then 3 month LIBOR + 3.020%) (d)(h)	6.000	12/06/28	3,000,000	2,955,810
IIP Operating Partnership, LP	5.500	05/25/26	3,000,000	2,648,040
JPMorgan Chase & Co. (4.000% to 04/01/25, then SOFRRATE + 2.745%) (d)(g)	4.000	04/01/25	5,000,000	4,154,150
Kohl’s Corp.	4.750	12/15/23	4,013,000	3,936,670
Liberty Commercial Finance LLC (h)	6.000	06/30/26	6,000,000	5,557,169
Lincoln National Corp. (3 month LIBOR + 2.3575%) (d)	7.007	05/17/66	29,378,000	22,106,945
Lincoln National Corp. (3 month LIBOR + 2.040%) (d)	6.283	04/20/67	25,384,000	17,915,594
Medallion Financial Corp. (h)	8.250	03/22/24	10,000,000	9,750,000
Meridian Corp. (5.375% to 12/30/24, then TSFR3M + 3.950%) (d)	5.375	12/30/29	10,000,000	9,609,263
Merrill Lynch & Co. (3 month LIBOR + 0.760%) (d)	4.053	09/15/26	625,000	606,769
Midland States Bancorp, Inc. (5.000% to 09/30/24, then TSFR3M + 3.610%) (d)	5.000	09/30/29	5,500,000	5,274,222
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. (h)	6.500	06/20/27	6,650,000	6,616,683
Minnwest Corp. (5.875% to 07/15/23, then 3 month LIBOR + 2.980%) (d)(h)	5.875	07/15/28	6,000,000	5,941,237
MPT Operating Partnership, L.P. / MPT Finance Corp.	5.250	08/01/26	275,000	246,073
Mylan N.V.	3.950	06/15/26	1,975,000	1,848,672
New York Mortgage Trust, Inc.	5.750	04/30/26	5,000,000	4,658,241
Newport Realty Trust, Inc. (h)	6.250	12/01/24	10,000,000	9,318,046
Newport Realty Trust, Inc.	6.250	12/01/24	1,000,000	931,805
NexBank Capital, Inc. (3 month LIBOR + 4.585%) (d)(h)	8.259	09/30/27	5,000,000	4,992,813
Nexpoint Real Estate Finance, Inc.	5.750	05/01/26	10,000,000	8,879,298
Northpointe Bancshares, Inc. (6.000% to 09/30/24, then TSFR3M + 4.905%) (d)(h)	6.000	09/30/29	5,000,000	4,821,245
Northpointe Bank (6.875% to 10/01/23, then 3 month LIBOR + 3.765%) (d)(h)	6.875	10/01/28	5,000,000	4,953,428
OceanFirst Financial Corp. (5.250% to 05/15/25, then TSFR3M + 5.095%) (d)	5.250	05/15/30	6,000,000	5,700,576
Office Properties Income Trust	4.250	05/15/24	15,838,000	14,470,701

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

	Rate (%)	Maturity Date	Principal Amount	Value
Bonds (continued)

Corporate Bonds (continued)
Office Properties Income Trust	4.500	02/01/25	100,000	$88,520
Old Second Bancorp, Inc. (3 month LIBOR + 3.850%) (d)	7.524	12/31/26	1,945,000	1,931,041
Omega Healthcare Investors, Inc.	4.375	08/01/23	1,028,000	1,014,528
Omega Healthcare Investors, Inc.	5.250	01/15/26	525,000	512,043
Orrstown Financial Services, Inc. (6.000% to 12/30/23, then 3 month LIBOR + 3.160%) (d)	6.000	12/30/28	1,750,000	1,734,247
Pacific Premier Bancorp, Inc. (5.375% to 06/15/25, then TSFR3M + 5.170%) (d)	5.375	06/15/30	5,000,000	4,809,134
Parkway Bancorp, Inc. (6.000% to 03/31/25, then 3 month LIBOR + 5.390%) (d)(h)	6.000	03/31/30	10,000,000	9,734,402
Pathfinder Bancorp, Inc. (5.500% to 10/15/25, then TSFR3M + 5.320%) (d)	5.500	10/15/30	9,650,000	8,960,224
PCAP Holdings LP (h)	6.500	07/15/28	10,000,000	8,300,990
Pedcor Bancorp (7.250% to 02/15/24, then 3 month LIBOR + 4.600%) (d)(h)	7.250	02/15/29	3,000,000	2,955,547
Pelorus Fund REIT LLC (h)	7.000	09/30/26	5,000,000	4,534,656
Phillips-Van Heusen Corp.	7.750	11/15/23	1,666,000	1,703,241
Pinnacle Financial Partners, Inc. (4.125% to 09/15/24, then 3 month LIBOR + 2.775%) (d)	4.125	09/15/29	5,000,000	4,737,200
Post Brothers Holdings LLC (h)	9.000	08/18/25	5,000,000	4,996,336
Principal Financial Group, Inc. (3 month LIBOR + 3.044%) (d)	7.650	05/15/55	26,065,000	25,164,454
Prospect Capital Corp.	5.875	03/15/23	2,914,000	2,906,041
RBB Bancorp (6.180% to 12/01/23, then 3 month LIBOR + 3.150%) (d)	6.180	12/01/28	7,000,000	6,910,256
Ready Capital Corp.	6.125	04/30/25	5,000,000	4,838,200
Ready Capital Corp.	5.500	12/30/28	10,000,000	8,498,539
ReadyCap Holdings, LLC (h)	4.500	10/20/26	10,000,000	8,784,597
Reinsurance Group of America, Inc. (3 month LIBOR + 2.665%) (d)	5.958	12/15/65	33,529,000	28,415,827
Reliant Bancorp Inc. (5.125% to 12/15/24, then TSFR3M + 3.765%) (d)	5.125	12/15/29	13,000,000	12,441,341
Retail Opportunity Investments Partnership, LP	5.000	12/15/23	2,000,000	1,973,729
SCRE Intermediate Holdco, LLC (h)	6.500	02/15/27	8,000,000	7,158,812
Scripps Networks Interactive, Inc.	3.950	06/15/25	491,000	469,059
Signature Bank New York (4.000% to 10/15/25, then AMERIBOR RATE + 3.890%) (d)	4.000	10/15/30	4,295,000	3,923,230
South Street Securities Funding LLC (h)	6.250	12/30/26	5,000,000	4,629,970
Southern Co. (3 month LIBOR + 3.630%) (d)	6.923	03/15/57	3,753,000	3,724,852
Southern National Bancorp of Virginia, Inc. (3 month LIBOR + 3.950%) (d)(h)	8.365	01/31/27	2,000,000	1,996,811
Southern National Bancorp of Virginia, Inc. (5.400% to 09/01/25, then TSFR3M + 5.310%) (d)	5.400	09/01/30	2,000,000	1,918,958
State Street Corp. (3 month LIBOR + 3.597%) (d)(g)	6.890	03/15/23	1,703,000	1,700,059
Synchrony Bank	5.400	08/22/25	1,000,000	978,489
Synchrony Financial	4.875	06/13/25	2,576,000	2,492,880
Texas State Bankshares, Inc. (5.750% to 06/15/24, then 3 month LIBOR + 3.550%) (d)(h)	5.750	06/15/29	4,000,000	3,886,752
TransCanada PipeLines Ltd. (3 month LIBOR + 2.210%) (d)	6.816	05/15/67	24,473,000	19,270,285
Transverse Insurance Group, LLC (h)	6.000	12/15/26	5,000,000	4,525,427
Trinitas Capital Management, LLC (h)	6.000	07/30/26	3,000,000	2,675,712
TriState Capital Holdings, Inc. (5.750% to 05/15/25, then 3 month LIBOR + 5.360%) (d)	5.750	05/15/30	10,775,000	10,465,663

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

	Rate (%)	Maturity Date	Principal Amount	Value
Bonds (continued)

Corporate Bonds (continued)
Truist Financial Corp. (4.800% to 09/01/24, then H15T5Y + 3.003%) (d)(g)	4.800	09/01/24	10,552,000	$9,515,785
Truist Financial Corp. (3 month LIBOR + 3.102%) (d)(g)	6.395	12/15/24	1,000,000	972,500
United Insurance Holdings Corp.	6.250	12/15/27	2,250,000	1,552,500
Universal Insurance Holdings, Inc.	5.625	11/30/26	7,000,000	6,165,120
Upjohn Inc.	2.300	06/22/27	500,000	429,371
UTB Financial Holding Co. (6.500% to 09/01/23, then 3 month LIBOR + 3.620%) (d)(h)	6.500	09/01/28	6,000,000	5,937,908
VeriSign, Inc.	4.750	07/15/27	3,561,000	3,481,584
Volunteer State Bancshares, Inc. (5.750% to 11/15/24, then TSFR3M + 4.365%) (d)(h)	5.750	11/15/29	9,000,000	8,681,326
Webster Financial Corp. (4.000% to 12/30/24, then TSFR3M + 2.530%) (d)	4.000	12/30/29	9,700,000	9,264,987
WEC Energy Group, Inc. (3 month LIBOR + 2.1125%) (d)	6.719	05/15/67	570,000	467,435
WT Holdings, Inc. (h)	7.000	04/30/23	18,000,000	17,676,419

Residential Mortgage-Backed Securities - 0.1%				990,475
Hawaii Housing Finance & Development Corp.	2.600	07/01/37	165,110	147,277
Minnesota Housing Finance Agency	2.700	09/01/41	902,670	843,198

Sovereign Bonds - 0.3%				4,751,962
Antares Holdings LP (h)	6.000	08/15/23	4,830,000	4,751,962

Taxable Municipal Bonds - 0.1%				1,315,487
New Jersey Sports & Exposition Authority	6.076	03/01/23	95,000	94,790
Pontotoc County OK Educational Facilities Authority	4.119	09/01/23	45,000	44,756
Summit County OH Development Finance Authority	6.250	05/15/26	535,000	535,434
Utah Infrastructure Agency Telecommunications Revenue and Refunding	3.500	10/15/23	650,000	640,507

U.S. Government Agency Mortgage-Backed Securities - 4.6%				78,575,039
Fannie Mae Interest Strip, Series 419 C6 (IO)	3.500	05/25/44	2,800,766	457,741
Fannie Mae Pool, Series 890163	5.500	03/01/24	2,033	2,025
Fannie Mae REMIC, Series 2011-3 KA	5.000	04/25/40	75,660	74,800
Fannie Mae REMIC, Series 2011-136 ES (IO) (-1.0 times 1 month LIBOR + 6.550%, floor 0.000%, cap 6.550%) (d)	2.534	02/25/41	376,182	2,664
Fannie Mae REMIC, Series 2012-14 DS (IO) (-1.0 times 1 month LIBOR + 6.500%, floor 0.000%, cap 6.500%) (d)	2.484	03/25/42	6,101,220	707,994
Fannie Mae REMIC, Series 2013-7 EI (IO)	3.000	10/25/40	2,795,113	155,600
Fannie Mae REMIC, Series 2013-20 CS (IO) (-1.0 times 1 month LIBOR + 6.150%, floor 0.000%, cap 6.150%) (d)	2.134	03/25/43	1,925,585	198,313
Fannie Mae REMIC, Series 2013-29 AI (IO)	2.500	04/25/28	1,847,522	84,156
Fannie Mae REMIC, Series 2013-31 IH (IO)	3.500	02/25/43	1,643,180	129,739
Fannie Mae REMIC, Series 2013-38 CI (IO)	3.000	04/25/28	4,724,030	229,974
Fannie Mae REMIC, Series 2013-93 SI (IO) (-1.0 times 1 month LIBOR + 5.170%, floor 0.000%, cap 5.170%) (d)	1.402	09/25/43	7,085,414	1,009,417
Fannie Mae REMIC, Series 2016-64 CI (IO)	3.500	07/25/43	1,230,362	134,448
Fannie Mae REMIC, Series 2019-44 IP (IO)	4.000	09/25/46	857,045	45,420
Fannie Mae REMIC, Series 2020-63 KG	2.500	09/25/50	2,524,303	2,260,053
Fannie Mae REMIC, Series 2020-88 Z	2.000	12/25/50	2,581,431	1,405,670

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

	Rate (%)	Maturity Date	Principal Amount	Value
Bonds (continued)

U.S. Government Agency Mortgage-Backed Securities (continued)
Fannie Mae REMIC, Series 2020-94 HC	1.000	01/25/51	25,142	$21,956
Fannie Mae REMIC, Series 2021-23 JB	1.000	04/25/51	1,295,233	985,103
Fannie Mae REMIC, Series 2021-57 EA	1.000	05/25/46	7,920,841	6,383,345
Fannie Mae REMIC, Series 2021-57 EB	1.250	05/25/46	3,019,646	2,466,217
Fannie Mae REMIC, Series 2021-72 UZ	2.000	10/25/51	2,231,559	1,089,852
Freddie Mac REMIC, Series 4060 SJ (IO) (-1.0 times 1 month LIBOR + 6.650%, floor 0.000%, cap 6.650%) (d)	2.777	02/15/41	375,461	5,516
Freddie Mac REMIC, Series 4109 AI (IO)	3.000	07/15/31	5,121,180	189,464
Freddie Mac REMIC, Series 4116 US (IO) (-1.0 times 1 month LIBOR + 4.600%, floor 0.000%, cap 4.600%) (d)	0.832	10/15/42	4,310,747	204,361
Freddie Mac REMIC, Series 4136 IH (IO)	3.500	09/15/27	1,962,904	81,574
Freddie Mac REMIC, Series 4139 EI (IO)	3.000	09/15/31	1,752,976	105,331
Freddie Mac REMIC, Series 4219 AI (IO)	3.500	01/15/43	906,042	115,085
Freddie Mac REMIC, Series 4238 NS (IO) (-1.0 times 1 month LIBOR + 6.700%, floor 0.000%, cap 6.700%) (d)	2.827	02/15/42	797,009	80,035
Freddie Mac REMIC, Series 4504 (IO) (i)	3.500	05/15/42	643	–
Freddie Mac REMIC, Series 4760 IB (IO)	4.000	10/15/42	5,219,903	649,416
Freddie Mac REMIC, Series 5041 JH	1.500	11/25/50	764,893	397,070
Freddie Mac REMIC, Series 5083 ZJ	2.000	03/25/51	3,145,484	1,748,205
Freddie Mac REMIC, Series 5115 CZ	3.000	04/25/51	511,593	332,726
Freddie Mac REMIC, Series 5129 BH	1.000	07/25/50	3,850,322	2,909,855
Freddie Mac REMIC, Series 5129 DM	1.000	08/25/50	3,841,792	2,942,594
Freddie Mac REMIC, Series 5141 PA	1.000	04/25/50	7,709,006	6,321,328
Freddie Mac REMIC, Series 5142 ZH	2.500	09/25/51	1,352,935	1,100,680
Freddie Mac REMIC, Series 5146 ZY	2.000	07/25/51	3,289,015	1,742,508
Freddie Mac REMIC, Series 5152 NK	1.000	03/25/50	965,634	744,248
Freddie Mac REMIC, Series 5154 ZQ	2.500	10/25/51	4,306,594	2,817,546
Freddie Mac REMIC, Series 5160 TZ	1.500	08/25/50	247,245	104,451
Ginnie Mae Pool, Series 78-2071X	7.000	05/15/33	8,310	8,656
Ginnie Mae REMIC Trust, Series 2012-27 (IO) (d)	0.283	04/16/53	12,598,415	44,688
Ginnie Mae REMIC Trust, Series 2015-81 (IO) (d)	0.207	10/16/56	14,202,992	189,620
Ginnie Mae REMIC Trust, Series 2016-51 ID (IO)	4.000	03/20/43	2,545,630	156,373
Ginnie Mae REMIC Trust, Series 2017-104 JI (IO)	4.000	06/20/44	1,664,640	47,956
Ginnie Mae REMIC Trust, Series 2019-59 IM (IO)	4.000	12/20/48	107,578	2,087
Ginnie Mae REMIC Trust, Series 2019-59 MI (IO)	4.000	05/20/49	178,762	16,740
Ginnie Mae REMIC Trust, Series 2019-71 IO (IO)	3.500	06/20/49	211,834	26,166
Ginnie Mae REMIC Trust, Series 2019-71 IQ (IO)	3.500	06/20/49	196,362	11,370
Ginnie Mae REMIC Trust, Series 2019-78 IQ (IO)	4.000	04/20/49	182,503	5,601
Ginnie Mae REMIC Trust, Series 2019-78 QI (IO)	4.000	06/20/49	224,573	8,782
Ginnie Mae REMIC Trust, Series 2019-118 (IO) (d)	0.811	06/16/61	21,099,095	1,053,364
Ginnie Mae REMIC Trust, Series 2019-136 ES (IO) (-1.0 times 1 month LIBOR + 6.050%, floor 0.000%, cap 6.050%) (d)	2.111	03/20/48	4,835,643	348,894
Ginnie Mae REMIC Trust, Series 2019-136 P	1.500	10/20/45	8,596,857	7,471,729
Ginnie Mae REMIC Trust, Series 2020-15 QC	1.500	02/20/50	3,118,093	2,481,188
Ginnie Mae REMIC Trust, Series 2020-20 (IO) (d)	0.593	05/16/61	22,245,170	1,040,184
Ginnie Mae REMIC Trust, Series 2020-134 BZ	1.000	09/16/50	999,494	442,207
Ginnie Mae REMIC Trust, Series 2021-27 ZL	1.000	02/20/51	1,615,574	715,523
Ginnie Mae REMIC Trust, Series 2021-66 PU	1.000	04/20/51	389,458	383,078
Ginnie Mae REMIC Trust, Series 2021-77 BA	1.000	07/20/50	3,349,063	2,569,168

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

	Rate (%)	Maturity Date	Principal Amount	Value
Bonds (continued)

U.S. Government Agency Mortgage-Backed Securities (continued)
Ginnie Mae REMIC Trust, Series 2021-130 CZ	3.000	07/20/51	2,480,107	$1,963,467
Ginnie Mae REMIC Trust, Series 2021-131 MZ	2.000	07/20/51	1,182,667	637,998
Ginnie Mae REMIC Trust, Series 2021-136 EZ	2.500	08/20/51	4,187,641	2,858,101
Ginnie Mae REMIC Trust, Series 2021-136 KZ	2.000	08/20/51	6,745,446	3,858,793
Ginnie Mae REMIC Trust, Series 2021-136 QZ	2.000	08/20/51	3,176,404	2,056,647
Ginnie Mae REMIC Trust, Series 2021-139 ZJ	2.500	08/20/51	2,117,345	1,409,383
Ginnie Mae REMIC Trust, Series 2021-142 MZ	2.000	08/20/50	703,182	382,566
Ginnie Mae REMIC Trust, Series 2021-154 AZ	2.500	09/20/51	3,267,447	2,275,232
Ginnie Mae REMIC Trust, Series 2021-154 PZ	2.500	09/20/51	2,984,629	2,012,492
Ginnie Mae REMIC Trust, Series 2021-156 NZ	2.000	09/20/51	3,789,324	2,478,643
Ginnie Mae REMIC Trust, Series 2021-158 PU	1.000	09/20/51	1,233,097	1,181,863

			Shares or Principal Amount
SHORT-TERM INVESTMENTS - 1.6%				27,881,197
(COST $27,928,320)

Money Market Fund - 0.0%^				100,000
First American Government Obligations Fund Class X, 3.67% (a)	3.670		100,000	100,000

U.S. Government & Agency Securities - 1.6%				27,781,197
U.S. Treasury Bills (b)	3.891	01/19/23	8,000,000	7,968,901
U.S. Treasury Bills (b)	4.103	02/09/23	10,000,000	9,920,043
U.S. Treasury Bills (b)	4.285	03/02/23	10,000,000	9,892,253

TOTAL INVESTMENTS - 99.4% (COST $1,979,533,262)				1,693,073,267

NET OTHER ASSETS AND LIABILITIES - 0.6%				10,956,738

NET ASSETS - 100.0%				$1,704,030,005

(a)	Rate shown represents the 7-day yield at November 30, 2022.
(b)	Rate shown represents the current yield for U.S. Treasury Bills at November 30, 2022.
(c)	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date. Securities which do not indicate a future coupon rate in their description above are at their final coupon rate at November 30, 2022.
(d)	Variable rate security. Interest rates reset periodically. Interest rate shown reflects the rate in effect at November 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	Non-income producing security.
(f)	Issuer in default on interest and/or principal repayment.
(g)	Perpetual maturity. Date shown represents next contractual call date.
(h)	Security subject to restrictions on resale under federal securities laws and which therefore may only be resold upon registration under the Securities Act of 1933, as amended, or in transactions exempt from registration, including sales to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2022, the aggregate value of these securities was $635,681,080, representing 37.30% of net assets.
(i)	Illiquid security at November 30, 2022.
(j)	Security is categorized in Level 3 of the fair value hierarchy.
^	Rounds to 0.0%.

See Notes to Financial Statements.

BOND FUND SCHEDULE OF INVESTMENTS (Continued)
November 30, 2022

Abbreviations
AMERIBOR	American Interbank Offered Rate
H15T5Y	5-Year Treasury Constant Maturity Rate
IO	Interest Only Security
LIBOR	London Interbank Offered Rate
SOFRRATE	U.S. Secured Overnight Financing Rate
TSFR3M	CME Term SOFR 3-Month Rate
USISDA02	2-Year Dollar ICE Swap Rate
USISDA05	5-Year Dollar ICE Swap Rate
USISDA10	10-Year Dollar ICE Swap Rate
USISDA30	30-Year Dollar ICE Swap Rate

A.G.	Aktiengesellschaft is the German term for a public limited liability corporation.
DAC	Designated Activity Company
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
Pty. Ltd.	Proprietary Limited Company under Australian law.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2022:

	Level 1	Level 2	Level 3	Total
Bonds
Asset-backed securities	$–	$253,838,601	$–	$253,838,601
Commercial mortgage-backed securities	–	305,254,804	–	305,254,804
Convertible bonds	–	18,444,125	1,925,000	20,369,125
Corporate bonds	–	993,248,399	6,848,178	1,000,096,577
Residential mortgage-backed securities	–	990,475	–	990,475
Sovereign bonds	–	4,751,962	–	4,751,962
Taxable municipal bonds	–	1,315,487	–	1,315,487
U.S. government agency mortgage-backed securities	–	78,575,039	–	78,575,039
Total bonds	–	1,656,418,892	8,773,178	1,665,192,070
Short-term investments
Money market funds	100,000	–	–	100,000
U.S. government & agency securities	–	27,781,197	–	27,781,197
Total short-term investments	100,000	27,781,197	–	27,881,197
Total investments	$100,000	$1,684,200,089	$8,773,178	$1,693,073,267
For more information on valuation inputs, see financial statement Note 2 - Significant Accounting Policies.
Level 3 Securities Reconciliation		Bond Fund
Balance as of November 30, 2021		$–
Purchases		–
Sales		–
Realized Gain/(Loss)		–
Net change in unrealized appreciation (depreciation)		–
Accrued Interest		–
Transfers into Level 3(a)		8,773,178
Transfer out of Level 3		–
Balance as of November 30, 2022		$8,773,178

(a)	Two FedNat Holding Co. securities transferred into Level 3 during the fiscal year as observable pricing became unavailable. These securities were fair valued as of November 30, 2022 using unadjusted broker quotes from brokers or pricing services. The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at November 30, 2022 is $(14,263,908).

See Notes to Financial Statements.

FUND EXPENSE EXAMPLES (Unaudited)
November 30, 2022

Example

A Fund shareholder may incur two types of costs: (1) transaction costs such as redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2022 to November 30, 2022.

Actual Expenses

The first line of the table below under each Fund provides information about actual account values and actual expenses for such Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below under each Fund provides information about hypothetical account values and hypothetical expenses based on such Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Six-Month Period Ended November 30, 2022	Expense Ratio for the Period	Beginning Account Value 06/01/22	Ending Account Value 11/30/22	Expenses Paid During the Period*
LargeCap Fund
Actual	0.99%	$1,000.00	$982.24	$4.92
Hypothetical (5% return before expenses)	0.99%	$1,000.00	$1,020.04	$5.01
MidCap Fund
Actual	1.14%	$1,000.00	$999.78	$5.71
Hypothetical (5% return before expenses)	1.14%	$1,000.00	$1,019.28	$5.77
Bond Fund
Actual	0.73%	$1,000.00	$961.64	$3.59
Hypothetical (5% return before expenses)	0.73%	$1,000.00	$1,021.34	$3.70

*	Expenses are equal to the annualized [net] expense ratio for each Fund, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
For more information, please refer to the Funds’ Prospectus.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

November 30, 2022 (In thousands, except per share amounts)

	LARGECAP FUND	MIDCAP FUND	BOND FUND

Assets
Total investments in securities, at value (a)	$156,745	$54,451	$1,693,073
Cash	17	160	1,141
Receivable from fund shares sold	504	250	843
Dividends and interest receivable	275	111	16,307
Prepaid expenses	9	5	89
Total assets	157,550	54,977	1,711,453
Liabilities
Payable for fund shares redeemed	18	–	6,322
Accrued expenses payable	36	29	140
Accrued directors expense payable	–	–	2
Due to Advisor	108	40	959
Total liabilities	162	69	7,423
Net assets	$157,388	$54,908	$1,704,030
Net assets consist of
Capital stock ($.001 par value)	$114,610	$38,635	$2,292,149
Total distributable earnings (accumulated deficit)	42,778	16,273	(588,119)
Net assets	$157,388	$54,908	$1,704,030
Net asset value per share
Shares of capital stock outstanding (unlimited shares authorized)	1,671	3,751	172,092
Offering and redemption price	$94.19	$14.64	$9.90

(a) Cost of investments in securities	$120,870	$43,429	$1,979,533

See Notes to Financial Statements.
33

STATEMENTS OF OPERATIONS

Year Ended November 30, 2022 (In thousands)

	LARGECAP FUND	MIDCAP FUND	BOND FUND

Investment income
Interest	$1	$1	$85,797
Dividends	2,849	1,008	–
Less foreign taxes withheld	(9)	(5)	–
Total investment income	2,841	1,004	85,797
Expenses
Investment advisory fees	1,487	546	12,625
Shareholder servicing costs	80	29	965
Administrative & accounting services fees	133	70	715
Directors fees	34	26	180
Custody fees	14	6	170
Professional fees	41	38	89
Federal & state registration	26	24	64
Interest expense from line of credit (see note 2)	2	1	6
Other expenses	34	22	452
Total expenses	1,851	762	15,266
Less expenses reimbursed by Advisor	(271)	(132)	–
Net expenses	1,580	630	15,266
Net investment income	1,261	374	70,531
Realized and unrealized gain (loss)
Net realized gain (loss) on investments	5,861	5,225	(29,723)
Net unrealized appreciation (depreciation) on investments	(18,046)	(8,888)	(198,947)
Net realized and unrealized gain (loss)	(12,185)	(3,663)	(228,670)
Increase (Decrease) in net assets resulting from operations	($10,924)	($3,289)	($158,139)

See Notes to Financial Statements.
34

STATEMENTS OF CHANGES IN NET ASSETS

(In thousands)

	LARGECAP FUND		MIDCAP FUND		BOND FUND

	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2022	Year Ended November 30, 2021
Operations
Net investment income	$1,261	$1,183	$374	$133	$70,531	$92,483
Net realized gain (loss) on investments	5,861	8,207	5,225	6,395	(29,723)	(26,579)
Net unrealized appreciation (depreciation) on investments	(18,046)	27,473	(8,888)	8,182	(198,947)	102,811
Net increase (decrease) in net assets resulting from operations	(10,924)	36,863	(3,289)	14,710	(158,139)	168,715
Distributions to shareholders
Total distributions to shareholders	(8,223)	(1,302)	(5,651)	(172)	(72,973)	(103,580)
Net increase (decrease) in net assets resulting from distributions to shareholders	(8,223)	(1,302)	(5,651)	(172)	(72,973)	(103,580)
Fund share transactions
Proceeds from shares sold	20,031	7,105	2,442	3,008	370,037	951,450
Reinvestment of distributions	8,115	1,278	5,569	171	69,701	96,748
Cost of shares redeemed	(17,053)	(19,589)	(5,080)	(7,392)	(1,086,617)	(797,841)
Net increase (decrease) in net assets resulting from fund share transactions	11,093	(11,206)	2,931	(4,213)	(646,879)	250,357
Total increase (decrease) in net assets	(8,054)	24,355	(6,009)	10,325	(877,991)	315,492
Net assets
Beginning of year	165,442	141,087	60,917	50,592	2,582,021	2,266,529
End of year	$157,388	$165,442	$54,908	$60,917	$1,704,030	$2,582,021

Share transactions
Shares sold	200	69	165	175	34,829	86,468
Shares issued in reinvestment of distributions	77	15	347	13	6,673	8,892
Shares redeemed	(176)	(195)	(331)	(451)	(103,239)	(72,825)
Net increase (decrease) in fund shares outstanding	101	(111)	181	(263)	(61,737)	22,535

See Notes to Financial Statements.
35

NOTES TO FINANCIAL STATEMENTS
November 30, 2022

NOTE 1 - ORGANIZATION

Thompson IM Funds, Inc. (the “Company”) is a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company.

The Company consists of separate mutual funds series (each, a “Fund,” and collectively, the “Funds”): Thompson LargeCap Fund (the “LargeCap Fund”), Thompson MidCap Fund (the “MidCap Fund”) and Thompson Bond Fund (the “Bond Fund”). The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The objectives and strategies of each Fund are described in the Funds’ Prospectus.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

VALUATION POLICY AND PROCEDURES - The Funds’ Board of Directors (the “Funds’ Board”) has adopted methods for valuing securities set forth in the Funds’ Pricing Policies and Procedures, including circumstances in which market quotes are not readily available or deemed to be unreliable, and has delegated authority to the Advisor, as the Board appointed valuation designee, to apply those methods in making fair value determinations in accordance with procedures approved by the Board. The valuation designee has established a valuation committee that, along with other Advisor employees, administers, implements, and oversees the fair valuation process and makes fair value decisions. The valuation committee regularly reviews its own fair value decisions, as well as valuations, valuation techniques and services furnished by pricing services; considers circumstances in the markets which may require it to make or adjust valuation determinations; and reviews previous valuation determinations. The valuation committee reports on its activities and any changes to the fair valuation guidelines to the Funds’ Board.

Rule 2a-5 adopted by the Securities and Exchange Commission (the “SEC”) governing fund valuation practices has established a framework for determining fair value in good faith for purposes of Section 29(a)(41) of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The Funds adopted a valuation policy adhering to the new rule and there was no material impact to the Funds.

VALUATION MEASUREMENTS - In accordance with generally accepted accounting principles in the United States of America (“GAAP”), fair value is defined as the price that each Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022

Inputs may include price information, specific and broad credit data, liquidity statistics, and other factors. The Funds consider observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The determination of what constitutes “observable” requires significant judgment by the Funds. The categorization of a security within the hierarchy is based upon the pricing transparency of the security and does not necessarily correspond to a Fund’s perceived risk of that security. The inputs used to measure fair value may fall into different levels of the fair valuation hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level that is significant to the fair value measurement in its entirety.

SECURITY VALUATION - Each Fund’s equity securities, including common stocks, ADRs, REITs and rights, are valued at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded or, for Nasdaq-listed securities, at their Nasdaq Official Closing Prices). If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will generally be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. When adjustments to observable prices are applied or when the market is considered inactive, securities will be categorized in level 2 of the fair value hierarchy.

Investments in money market mutual funds are generally priced at the ending net asset value provided by the service agent of the funds. These securities will be categorized as level 1 securities.

Fixed-income securities such as corporate bonds, convertible bonds, asset-backed securities, mortgage-backed securities, U.S. government and agency securities, sovereign bonds, municipal bonds and commercial paper are typically valued based on valuations published by an independent pricing service, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Factors considered by pricing services include market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads and fundamental analytical data relating to the issuer. Short-term investments in fixed-income securities (those with remaining maturities of 60 days or less) are generally valued on an amortized cost basis. Fixed-income securities will generally be categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

Where market quotations are not readily available or are unreliable, a value is determined in good faith pursuant to procedures established by the Funds’ Board. When determining the value of a security, consideration is given to the facts and circumstances relevant to the particular situation, which includes factors such as fundamental analytical data relating to the investment, which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, nature and duration of any restrictions on disposition of the security and an evaluation of forces that influence the market in which the securities are purchased or sold. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Investment securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method for both book and tax purposes. Gains and losses on paydowns of asset-backed and mortgage-backed securities are reflected in interest income on the Statements of Operations. Payments received for interest-only or “IO” class mortgage securities are included in interest income. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income on the Statements of Operations. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable, and have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to estimated maturity. Management has evaluated ASU 2017-08 and concluded these changes do not have a material impact on the Funds’ financial statements.

EXPENSES - Each Fund is charged for those expenses that are directly attributed to it. Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative sizes of the Funds.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS - Each Fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Each Fund designates and maintains cash and marketable securities at least equal in value to commitments for when-issued securities. There were no when-issued or delayed-delivery transactions at November 30, 2022.

LINE OF CREDIT - The Funds have established an unsecured line of credit (“LOC”) with U.S. Bank N.A. which expires November 3, 2023, used primarily to finance redemption payments. Each individual Fund’s borrowing under the LOC is limited to 5% of the value of that Fund’s net assets, 33.33% of the value of the Fund’s investments, or any explicit borrowing limits imposed by the LOC, whatever is less. Interest is charged at the prime rate, which was 7.00% as of November 30, 2022. As of November 30, 2022, the limits established are: LargeCap Fund - $7,000,000, MidCap Fund - $2,000,000 and Bond Fund - $90,000,000. All terms and borrowing limits imposed by the LOC are subject to review and approval by the Funds’ Board. The following table shows the average balance, average interest rate, interest expense, and maximum borrowings incurred by the Funds on the LOC for the fiscal year ended November 30, 2022.

	Average Balance	Average Interest Rate	Interest Expense	Maximum Borrowing	Date of Maximum Borrowing
LargeCap Fund	$51,471	4.14%	$2,158	$2,228,000	02/23/2022
					12/23/2021
					to
MidCap Fund	$32,488	3.38%	$1,114	$1,724,000	12/26/2021
Bond Fund	$164,767	3.30%	$5,513	$22,694,000	03/10/2022

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

GUARANTEES AND INDEMNIFICATIONS - Under the Funds’ organizational documents, each Director, officer, employee or other agent of the Funds (including the Funds’ investment advisor) is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and realized gains on securities for the LargeCap Fund and MidCap Fund normally are declared at least annually. Bond Fund distributions to shareholders from net investment income normally are declared on a quarterly basis, and distributions to shareholders from realized gains on securities normally are declared at least annually. Distributions are recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022

FEDERAL INCOME TAXES - No provision has been made for federal income taxes since the Funds have elected to be taxed as regulated investment companies under the requirements of Subchapter M of the Internal Revenue Code and intend to distribute substantially all of their taxable income and net realized gains from the sale of investment securities to their shareholders.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - As of and during the fiscal year ended November 30, 2022, the Funds did not have a liability for unrecognized tax benefits in the accompanying financial statements. Also, the Funds recognized no interest or penalties related to unrecognized tax benefits during the same period. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SUBSEQUENT EVENTS - The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements. Other than as described in Notes 5 and 6, there were no additional subsequent events which were deemed to have an impact on the Funds’ financial statements.

NOTE 3 - INVESTMENT ADVISORY AND ADMINISTRATIVE AND ACCOUNTING SERVICES AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Investment Advisory Agreement pursuant to which Thompson Investment Management, Inc. (“TIM” or “Advisor”) is retained by the Funds provides for monthly compensation to TIM computed on average daily net assets at the following annual rates:

	First $50 Million	Over $50 Million
LargeCap Fund	1.00%	0.90%
MidCap Fund	1.00%	0.90%
Bond Fund	0.65%	0.60%

The Advisor is contractually bound to waive management fees and/or reimburse expenses incurred by the Funds through March 31, 2023 so that the annual operating expenses of the Funds do not exceed the following percentages of their respective average daily net assets: LargeCap Fund - 0.99%, MidCap Fund - 1.15% and Bond Fund - 0.80%. For the fiscal year ended November 30, 2022, the Advisor reimbursed expenses incurred by the LargeCap Fund and the MidCap Fund in the amounts of $270,906 and $132,045, respectively. The Funds are not obligated to reimburse the Advisor for any fees or expenses waived in previous fiscal years.

As of November 30, 2022, affiliated shareholders whose individual accounts are greater than 10% held 30.74% of outstanding shares of the MidCap Fund. Transactions by the shareholders may have a material impact on the Fund.

Pursuant to an Administrative and Accounting Services Agreement, TIM maintains the Funds’ financial records in accordance with the 1940 Act, prepares all necessary financial statements of the Funds and calculates the net asset value per share of the Funds on a daily basis. As compensation for its services, each Fund pays TIM a fee computed daily and payable monthly at the annual rate of 0.15% of average daily net assets up to $30 million, 0.10% of the next $70 million of average daily net assets and 0.03% of average daily net assets in excess of $100 million. The fee is subject to an annual minimum per Fund equal to the sum of the actual out-of-pocket costs to TIM attributable to all outsourced sub-fund accounting and sub-fund administrative services performed by U.S. Bank Global Fund Services. The calculations of daily net asset value and sub administrative services are subcontracted to U.S. Bank Global Fund Services, resulting in fees paid by TIM for the fiscal year ended November 30, 2022, in the following amounts:

Administrative &
Accounting Fees Paid
LargeCap Fund	$97,881
MidCap Fund	$77,405
Bond Fund	$543,774

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022

The Funds reimburse the Advisor for a portion of amounts paid by the Advisor out of the Advisor’s own resources under various shareholder, account maintenance, networking and other services provided to the Funds by broker-dealers and other intermediaries. The amount reimbursed by the Funds is equal to (1) for those accounts maintained through a shareholder servicing arrangement, an annual rate of no more than 0.10% of the average daily net assets of the omnibus accounts in the Funds for which all broker-dealers and other intermediaries, in the aggregate, are responsible, and (2) for those accounts maintained through a networking arrangement, no more than $6 per year per account in the Funds for which the broker-dealers and other intermediaries are responsible; provided however, in all cases only one of these fees shall be applicable to the assets in an account. This amount has been determined by the Funds’ Board to approximate (or not to exceed) the transfer agency fees that would otherwise have been payable by the Funds if such broker-dealers and intermediaries did not maintain these accounts. Such amounts are recorded within Shareholder servicing costs on each Fund’s Statement of Operations. For the fiscal year ended November 30, 2022, the amounts reimbursed by the Funds to the Advisor were:

Intermediary Fees Reimbursed
LargeCap Fund	$22,132
MidCap Fund	$3,568
Bond Fund	$650,746

NOTE 4 - PURCHASE AND SALE OF SECURITIES

Investment transactions for the fiscal year ended November 30, 2022, were as follows:

	Securities other than U.S. Government and Short-term Investments		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
LargeCap Fund	$38,662,263	$35,003,262	$–	$–
MidCap Fund	$12,411,708	$15,210,158	$–	$–
Bond Fund	$113,988,145	$503,052,567	$341,465,481	$523,572,259

NOTE 5 – INCOME TAX INFORMATION

At November 30, 2022, the investment cost, aggregate unrealized appreciation and depreciation on investments and other components of distributable earnings for federal income tax purposes were as follows:

	LARGECAP FUND	MIDCAP FUND	BOND FUND
Federal tax cost	$121,101,174	$43,713,719	$1,979,563,135

Unrealized appreciation	$47,801,095	$16,819,160	$3,115,748
Unrealized depreciation	(12,156,933)	(6,081,971)	(289,605,616)
Net unrealized appreciation (depreciation)	$35,644,162	$10,737,189	($286,489,868)
Distributable ordinary income	1,303,222	574,105	14,400,815
Distributable long-term capital gains	5,830,463	4,961,260	–
Post-October losses	–	–	(2,846,475)
Capital loss carryforwards	–	–	(313,183,688)
Total distributable earnings (accumulated deficit)	$42,777,847	$16,272,554	($588,119,216)

The cost basis of investments for tax and financial reporting purposes differ principally due to wash sales.

Book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged to paid-in capital or distributable earnings, in the period that the differences arise. These reclassifications have no impact on net assets or net asset value per share.

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022

The tax basis post-October losses as of November 30, 2022 and capital loss carryforward as of November 30, 2022, which are not being recognized for tax purposes until the first day of the following fiscal year, are as follows:

	LARGECAP FUND	MIDCAP FUND	BOND FUND
Post-October losses
Short-term	$–	$–	($398,958)
Long-term	–	–	(2,447,517)
Total Post-October losses	$–	$–	($2,846,475)
Net capital loss carryforward
Short-term	$–	$–	($53,812,406)
Long-term	–	–	(259,371,282)
Total capital loss carryforward	$–	$–	($313,183,688)

Capital losses are carried forward indefinitely and are available to offset future net realized gains, to the extent permitted by the Internal Revenue Code.

The tax components of distributions paid during the fiscal years ended November 30, 2022 and November 30, 2021 are as follows:

	LARGECAP FUND	MIDCAP FUND	BOND FUND
Fiscal year ended November 30, 2022
Distributions paid from
Ordinary income	$1,182,983	$262,626	$72,973,431
Long-term capital gains	7,039,925	5,389,316	–
Total distributions paid	$8,222,908	$5,651,942	$72,973,431

Fiscal year ended November 30, 2021
Distributions paid from
Ordinary income	$1,302,301	$171,632	$103,580,283
Long-term capital gains	–	–	–
Total distributions paid	$1,302,301	$171,632	$103,580,283
The following distributions were declared on December 21, 2022, payable to shareholders on December 22, 2022:
	LARGECAP FUND	MIDCAP FUND	BOND FUND
Ordinary income distributions
Amount	$1,304,889	$575,574	$20,307,831
Per share	$0.79	$0.16	$0.12
Long-term capital gains distributions
Amount	$5,830,497	$4,961,270	$–
Per share	$3.51	$1.34	$–

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2022

NOTE 6 – LIBOR DISCONTINUATION RISK

The London Interbank Offered Rate (“LIBOR”) is expected to cease to be available, or appropriate for use, by June 30, 2023. Many financial instruments use or may use a floating rate based on the LIBOR which is the offered rate for short-term Eurodollar deposits between major international banks. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Bond Fund or the financial instruments in which the Bond Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Bond Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of the first half of 2023.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of certain tenors of the London Interbank Offered Rate (LIBOR) and other LIBOR-based reference rates. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Funds’ investments, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

NOTE 7 – SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s net asset value per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of November 30, 2022, the LargeCap Fund had 26.29% of the value of their total investments within the Information Technology sector.

FINANCIAL HIGHLIGHTS

The following table presents information relating to a share of capital stock outstanding for the entire period.

LARGECAP FUND		Year Ended November 30,
	2022	2021	2020	2019	2018
Per share operating performance
Net asset value, beginning of period	$105.38	$83.93	$74.93	$66.36	$65.77
Income from investment operations
Net investment income	0.76	0.76	0.78	0.68	0.55
Net realized and unrealized gains (losses) on investments	(6.70)	21.47	10.29	8.41	0.59
Total from investment operations	(5.94)	22.23	11.07	9.09	1.14
Less distributions
Distributions from net investment income	(0.76)	(0.78)	(0.60)	(0.52)	(0.45)
Distributions from net realized gains	(4.49)	–	(1.47)	–	(0.10)
Total distributions	(5.25)	(0.78)	(2.07)	(0.52)	(0.55)
Net asset value, end of period	$94.19	$105.38	$83.93	$74.93	$66.36
Total return	(6.13% )	26.71%	15.08%	13.93%	1.72%
Ratios and supplemental data
Net assets, end of period (millions)	$157.4	$165.4	$141.1	$128.9	$121.7
Ratios to average net assets:
Ratios of expenses	0.99%	0.99%	0.99%	1.03%	1.05%
Ratio of expenses without reimbursement	1.16%	1.15%	1.23%	1.23%	1.21%
Ratio of net investment income	0.79%	0.72%	1.09%	0.96%	0.80%
Ratio of net investment income without reimbursement	0.62%	0.56%	0.85%	0.76%	0.64%
Portfolio turnover rate	22%	12%	25%	24%	29%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

MIDCAP FUND		Year Ended November 30,
	2022	2021	2020	2019	2018
Per share operating performance
Net asset value, beginning of period	$17.07	$13.20	$12.29	$12.02	$13.73
Income from investment operations
Net investment income	0.10	0.05	0.04	0.04	0.03
Net realized and unrealized gains (losses) on investments	(0.93)	3.87	1.23	0.93	(0.75)
Total from investment operations	(0.83)	3.92	1.27	0.97	(0.72)
Less distributions
Distributions from net investment income	(0.04)	(0.05)	(0.04)	(0.03)	(0.01)
Distributions from net realized gains	(1.56)	–	(0.32)	(0.67)	(0.98)
Total distributions	(1.60)	(0.05)	(0.36)	(0.70)	(0.99)
Net asset value, end of period	$14.64	$17.07	$13.20	$12.29	$12.02
Total return	(5.71% )	29.75%	10.56%	9.78%	(5.85% )
Ratios and supplemental data
Net assets, end of period (millions)	$54.9	$60.9	$50.6	$45.1	$45.0
Ratios to average net assets:
Ratios of expenses	1.14%	1.14%	1.15%	1.15%	1.15%
Ratio of expenses without reimbursement	1.38%	1.35%	1.53%	1.53%	1.42%
Ratio of net investment income	0.68%	0.22%	0.42%	0.37%	0.19%
Ratio of net investment income (loss) without reimbursement	0.44%	0.01%	0.04%	(0.01% )	(0.08% )
Portfolio turnover rate	23%	19%	37%	34%	30%

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

The following table presents information relating to a share of capital stock outstanding for the entire period.

BOND FUND		Year Ended November 30,
	2022	2021	2020	2019	2018
Per share operating performance
Net asset value, beginning of period	$11.04	$10.73	$11.52	$11.38	$11.45
Income from investment operations
Net investment income	0.37	0.42	0.52	0.40	0.36
Net realized and unrealized gains (losses) on investments	(1.15)	0.36	(0.83)	0.13	(0.09)
Total from investment operations	(0.78)	0.78	(0.31)	0.53	0.27
Less distributions
Distributions from net investment income	(0.36)	(0.47)	(0.48)	(0.39)	(0.34)
Distributions from net realized gains	–	–	–	–	–
Total distributions	(0.36)	(0.47)	(0.48)	(0.39)	(0.34)
Net asset value, end of period	$9.90	$11.04	$10.73	$11.52	$11.38
Total return	(7.17% )	7.43%	(2.60% )	4.70%	2.37%
Ratios and supplemental data
Net assets, end of period (millions)	$1,704.0	$2,582.0	$2,266.5	$3,788.6	$3,655.2
Ratios to average net assets:
Ratios of expenses	0.73%	0.71%	0.72%	0.71%	0.71%
Ratio of net investment income	3.36%	3.75%	4.27%	3.49%	3.21%
Portfolio turnover rate	6%	34%	38%	53%	39%

See Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Thompson IM Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Thompson IM Funds, Inc., comprising Thompson LargeCap Fund, Thompson MidCap Fund, and Thompson Bond Fund (the “Funds”) as of November 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 27, 2023

COHEN & COMPANY, LTD.
800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

DIRECTORS AND OFFICERS (Unaudited)
Information as of December 31, 2022

Name and Birth Date	Position(s) Held with Thompson IM Funds, Inc. and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Thompson IM Funds Overseen by Director	Other Directorships Held by Director
Independent Directors
George E. Austin Birth date: 9/15/52	Chairman since 2021 Director since 2011	● President of AVA Civic Enterprises Inc. (consulting firm), since 2011 ● Director of W. Jerome Frautschi Foundation Inc. (private foundation), since 2012; President from 1998 to 2012 ● Director of the Home Savings Bank since 1998 ● Director of Overture Development Corporation (support organization for Overture Center Foundation), since 2001; President from 2001 to 2009	3	None
Cornelia Boyle Birth date: 9/23/53	Director since 2015	● Currently retired ● Director of North Track Funds, Inc. (investment company) from 2003 to 2009 ● Trustee of Ziegler Exchange Traded Trust (investment company) from 2005 to 2009 ● Executive Vice President and Chief Operations Officer, AIG Sun America Retirement Markets, Inc. (distribution and marketing company for variable annuity and retirement products) from 2000 to 2003 ● Executive Vice President, Fidelity Investments from 1996 to 2000	3	None
Patricia Lipton Birth date: 12/9/42	Chairman from 2018 to 2021 Director since 2007	● Currently retired ● Executive Director, State of Wisconsin Investment Board (“SWIB”) from 1989 to 2004 ● Assistant Executive Director, SWIB from 1982 to 1989 ● Former Director, State Tax Policy Bureau of the Wisconsin Department of Revenue	3	None
Joyce Minor Birth date: 5/1/66	Director since 2019	● Professor of Economics, Macalester College, since 2008 ● Senior Vice President, Equity Research, Lehman Brothers (investment bank), 1996-2004 ● Vice President, Equity Research, Duff & Phelps (financial advisory and consultancy firm), 1994-1996	3	None

DIRECTORS AND OFFICERS (Unaudited) (Continued)
Information as of December 31, 2022

Name and Birth Date	Position(s) Held with Thompson IM Funds, Inc. and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Thompson IM Funds Overseen by Director	Other Directorships Held by Director
Interested Directors and Officers
Jason L. Stephens (2) Birth date: 10/15/74	Director since 2011 Chief Executive Officer since 2015 President since 2020	● Chief Executive Officer of Thompson Investment Management (“TIM”) since 2015 ● President of TIM since 2020 ● Corporate Secretary of TIM from 2004 to 2020 ● Portfolio Manager of TIM since 2007 ● A Chartered Financial Analyst	3	None
James T. Evans Birth date: 6/6/75	Vice President since 2009	● Chief Investment Officer of TIM since 2009 ● Portfolio Manager of TIM since 2008 ● Managing Director of Nakoma Capital Management from 2000 to 2005 ● A Chartered Financial Analyst	N/A	N/A
Penny M. Hubbard Birth date: 6/2/61	Vice President since 2022 Chief Financial Officer and Treasurer from 2005 to 2022	● Vice President of TIM since 2004 ● Corporate Secretary of TIM since 2020 ● Assistant Vice President - Client Services of Thompson Plumb & Associates (“TPA”) and various other capacities 1984-2004	N/A	N/A
James P. DiCristo Birth date: 7/24/70	Chief Financial Officer and Treasurer since 2022

● Associate Vice President of TIM since 2022

● Senior Mutual Fund Accounting Manager at TIM from 2021 to 2022

● Fund Administration Director at State of Wisconsin Investment Board from 2020 to November 2021

● Assistant Vice President – Operations and Accounting at Ivy Investment Management Co. from 2017 to 2020

			N/A	N/A
Colleen Donnelly Birth date: 7/26/65	Chief Compliance Officer since 2022	● Chief Compliance Officer of TIM since 2022 ● Chief Financial Officer of TIM since 2004 ● Chief Financial Officer of TPA from 2003 to 2004	N/A	N/A
Lesley T. Bailey Birth date: 9/30/78	Vice President since 2021 Secretary since 2010	● Senior Manager – Fund Operations since 2021 ● Fund Accounting and Administration at TIM since 2004 ● Fund Accounting and Administration at TPA from 2001 to 2004	N/A	N/A
Patsy J. Endres Birth date: 3/4/62	Assistant Vice President since 2021	● Fund Accounting and Administration at TIM since 2019	N/A	N/A

The address of each Director and officer as it relates to the Company’s business is 1255 Fourier Dr., Suite 200, Madison WI 53717.

(1)	Officers of the Company serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Investment Company serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.
(2)	Jason L. Stephens is an “interested person” of the Company by virtue of his position with the Company and TIM.

ADDITIONAL INFORMATION (Unaudited)

THOMPSON IM FUNDS, INC.

Investment Advisor
Thompson Investment Management, Inc. 1255 Fourier Drive, Suite 200 Madison, Wisconsin 53717

Distributor
Quasar Distributors, LLC 111 East Kilbourn Avenue, Suite 2200 Milwaukee, Wisconsin 53202

Transfer Agent
U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, Ohio 44115

Legal Counsel
Quarles & Brady LLP 411 East Wisconsin Avenue Milwaukee, Wisconsin 53202

The Statement of Additional Information contains additional information about the directors and officers of Thompson IM Funds, Inc. and is available without charge, upon request, by calling 1-800-999-0887.

Proxy Voting Policy

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds actually voted proxies during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-999-0887, through the Funds’ website at www.thompsonim.com and on the SEC’s website at www.sec.gov.

Information About Portfolio Securities

The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the Funds’ first and third quarters of its fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the Securities and Exchange Commission’s website at www.sec.gov. The Funds’ Forms N-PORT are also available without charge, upon request, by calling 1-800-999-0887.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “Act”) requires that the existing Investment Advisory Agreement (the “Agreement”) for Thompson IM Funds, Inc. (the “Funds”) be approved annually by a vote of a majority of the Board of Directors, including a majority of the Directors who are not parties to the Agreement or “interested persons” of the Funds as that term is defined in the Act (the “Independent Directors”).

At its in-person meeting on November 16, 2022, the Board of Directors of the Funds voted unanimously to renew the Agreement between the Funds and Thompson Investment Management, Inc. (the “Advisor”) for each of the LargeCap Fund, the MidCap Fund, and the Bond Fund (each of these series of the Funds is sometimes referred to as a “Fund” in this section). The approval of the Agreement included the approval of all of the Independent Directors.

The Board’s approval of the Agreement was based on its consideration and evaluation of a variety of factors, including: (1) the nature, extent, and quality of the services provided by the Advisor; (2) the performance of each of the Funds in comparison to its benchmark index and to a peer group of mutual funds; (3) the management fees and total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds and with respect to fees charged by the Advisor to other clients whose assets are managed under similar objectives and strategies; (4) the extent to which economies of scale may be realized as a Fund grows; and (5) whether fee levels reflect any potential economies of scale for the benefit of shareholders. The Board generally viewed these factors in their totality, with no single factor serving as the principal reason for determining whether to renew the Agreement and with individual Board members giving different weight to different factors in each case.

In connection with the approval process, both the Independent Directors as well as the full Board met separately in person on November 16, 2022, and the full Board met by telephone on November 9, 2022, to consider information relevant to the approval process. The Independent Directors and the full Board are referred to collectively as the “Board” in this section.

To facilitate evaluation of the Agreement, the Board worked with the Advisor and independent legal counsel to request, obtain, and review information prepared or compiled by the Advisor as well as an independent analysis of each Fund’s performance, expenses, and profitability prepared by Broadridge, a leading independent provider of data for independent directors of investment companies for purposes of their review of investment advisory agreements. Information reviewed included a memorandum from Fund counsel discussing the fiduciary duty of Directors under Section 15(c) of the Act; an executive summary and memorandum from Fund management providing its recommendation regarding the Agreement; the Advisor’s analysis of profitability of the Advisor through its relationship with the Funds, including under the Agreement as well as the profitability of related service contracts with the Advisor; a separate profitability comparison prepared by Broadridge; a detailed statistical report from Broadridge comparing each Fund’s respective performance and expenses with both a comparison “group” and a comparison “universe” and a report from Broadridge outlining its methodology in preparing that report; supplementary performance information as of the most recent calendar quarter for the Funds, including a comparison of each Fund’s performance to an applicable category of funds as determined by Morningstar, Inc., a ranking service widely recognized in the mutual fund industry; information regarding the composition of and fees charged for standardized investment products offered to separately managed account clients of the Advisor; the Advisor’s Form ADV, which, among other things, showed fees charged by the Advisor to manage the investments of other clients with objectives and programs similar to the Funds; the Agreement and other service agreements with the Advisor; and background information on the Funds’ portfolio managers and reports from the Funds’ Chief Compliance Officer. In addition, the Board had received and considered detailed information on the Funds’ investment performance and expenses at each of its quarterly meetings during the year as well as in-person reports from the Fund’s portfolio managers and reports from the Funds’ Chief Compliance Officer. Throughout the review and approval process, the Independent Directors were represented by independent legal counsel. The Board consulted with independent legal counsel and the Advisor throughout the review and approval process to evaluate the information provided, including the methodology employed by Broadridge in the reports produced for the Board, and to confirm that the content of the information produced as a result of its follow-up requests was satisfactory.

The Board considered the nature, extent, and quality of services provided by the Advisor, including services required to be provided under the Agreement, services required to be provided under other agreements with the Advisor and with affiliates of the Advisor, and additional services provided by the Advisor that were not required under any of those agreements. The Board considered the background and experience of the Funds’ portfolio managers, other advisory personnel, compliance personnel, and other support personnel. It noted that in addition to considering these factors at this meeting, it had also

ADDITIONAL INFORMATION (Unaudited) (Continued)

considered many of these factors during the course of its quarterly meetings over the past year as well as at its November 9 special meeting. The Board considered that, in addition to investment management and broker-selection services, the Advisor prepares compliance and other materials for each of the Board’s meetings; provides office space, equipment, information technology, and administrative services necessary for operation of the Funds; and performs regular compliance and risk-analysis functions for the Funds.

The Board believed that the nature, extent, and quality of services provided by the Advisor were comparable to those provided by advisors to comparable funds, and that such services were adequate for the Funds’ needs and were being performed by the Advisor in a competent and appropriate manner.

The Board reviewed the one-, two-, three-, four-, five- and ten-year investment performances of each Fund.

The Board observed that the LargeCap Fund had ranked in the bottom 40 percent of its Broadridge performance group and bottom 20 percent of its Broadridge performance universe over the one-year period. However, the Board noted that this closely followed a period of particularly good performance relative to its performance group. Specifically, the Board noted that the Fund had ranked in the first quintile of its performance group for the two-year period, and also that the Fund had outperformed its benchmark, the performance group median, the Lipper Large-Cap Core Index, and its Morningstar category for the three-year period. The Board also observed that the Fund was in the top 40 percent or 60 percent of its performance group and in the first quintile of its performance universe for each other period measured.

The Board observed that the MidCapFund had ranked in the bottom quintile of both its Broadridge performance group and Broadridge performance universe over the one-year period following a period of strong relative performance during the prior annual period. Specifically, the Board noted that the Fund had ranked first in its performance group and universe for the two-and three-year periods, and also that the Fund had outperformed its benchmark, its Morningstar category, and the Lipper Mid-Cap Core Index for the three-year period. The Board also observed that the Fund was in the top 60 percent of both its performance group and performance universe over the ten-year period.

The Board noted that the Bond Fund ranked at the top of its performance group for the one-, two-, three-, five-, and ten-year periods and in the top quintile of its performance universe for the one-, two-, five-, and ten-year periods, while ranking in the top 40 percent of its performance universe for the three-year period and the top 60 percent or its performance universe for the four-year period.

The Board determined that relative to the performances of comparable funds and to each Fund’s benchmark index, the performance of each Fund was within an acceptable range and was generally in line with its expectations in light of the strategies employed by the Advisor.

In reviewing the cost of services provided to the Funds and profits realized by the Advisor from these relationships, the Board compared information relating to the various management fees charged to separately managed accounts of the Advisor that have relatively analogous investment objectives as those of a Fund. Among the information reviewed by the Board was information relating to standardized investment products offered to separately managed account clients of the Advisor. The Board determined that these standardized products in most instances had investment objectives and styles that were sufficiently different from the investment objectives and styles of any of the Funds so as to make the comparison of limited utility. With respect to those standardized products available to separately managed account clients of the Advisor that the Board determined to be sufficiently similar in investment objective and strategy to a Fund to be relevant for comparative purposes, the Board determined that in light of the significantly different level of services and resources required for the management of these products and the Funds, the management fees charged by the Advisor with respect to each of the Funds were reasonable relative to the management fees charged by the Advisor with respect to the relevant standardized separately managed account product.

The information provided by Broadridge indicated that the actual management fees of the LargeCap Fund, after taking into account the waiver of a portion of those fees, were in the highest 20 percent of both the Fund’s Broadridge comparison group and comparison universe. The Board considered that the Advisor was proposing to continue the fee waiver for the Fund, capping the maximum total expense ratio that the Fund could incur at 0.99 percent, and the Board observed that after accounting for this fee waiver, the Fund was closer to the median of its comparison group from a total-expense-ratio perspective. The Board noted that the non-management expense ratio of the Fund was near the median, and that the Advisor continues to be sensitive to non-management expenses and was committed to controlling them to the extent possible with

ADDITIONAL INFORMATION (Unaudited) (Continued)

respect to each Fund. After taking into account all of these considerations, the Board determined that the management fee and total expense ratio of the LargeCap Fund were reasonable.

The Board noted that the MidCap Fund’s actual management fees after taking into account the waiver of a portion thereof by the Advisor ranked in the highest 40 percent of both its comparison group and comparison universe. However, the Board observed that the Fund’s total expenses still ranked in the middle quintile of its comparison group and universe. The Board observed that although the actual management fees of the Fund were somewhat high as compared to the Fund’s Broadridge comparison group and universe, the total expense ratio of the Fund compared more favorably relative to that group and universe. The Board considered that the Advisor was proposing to continue the fee waiver for the Fund, capping the maximum total expense ratio that the Fund could incur at 1.15 percent. After taking into account all of these considerations, the Board determined that the management fee and total expense ratio of the MidCap Fund were reasonable.

The Board noted that the Bond Fund’s contractual management fee was the highest of its Broadridge comparison group and that its actual management fee was also the highest of both its comparison group and comparison universe. The Board noted, however, that the Fund’s total expense ratio ranked in the middle quintile of both its Broadridge comparison group and comparison universe. After taking into account all of these considerations, the Board determined that the management fee and total expense ratio of the Bond Fund were reasonable.

The Board reviewed each Fund’s contribution to the Advisor’s profitability. This included consideration of the Advisor’s methodology for allocating expenses. The Board noted that the Advisor’s pre-tax profitability before accounting for marketing fees borne by the Advisor ranked below the median of firms included in the Broadridge analysis, while its profitability on a post-marketing basis ranked very near the median of firms included in the Broadridge analysis. The Board observed that all of the investment advisors for which profitability information was publicly available and that were included in the Broadridge comparison were publicly traded entities having materially different marketing strategies from that of the Advisor. The Board determined that the operating margins of the Advisor were reasonable and, after reviewing information provided by Broadridge and reviewing the Advisor’s own analysis, the Board concluded that the cost of services provided by the Advisor and its affiliates to each of the Funds and the profits realized with respect thereto were reasonable.

The Board also considered whether economies of scale might be realized as the Funds’ assets increase. It noted that the Agreement provides for a fee breakpoint at $50 million of assets. This breakpoint is equal to ten basis points for the LargeCap Fund and MidCap Fund and five basis points for the Bond Fund. The Board considered that an increase in assets could provide economies of scale in the Funds’ operations. However, it noted that the level of assets of both the LargeCap Fund and the MidCap Fund presented no meaningful opportunity for such economies. Therefore the Board concluded that neither of these Funds was likely to realize material economies of scale until its assets grew significantly. The Board noted that assets in the Bond Fund had not reached a point where the Fund was realizing any material economies of scale and, based on an evaluation of bond funds’ contractual fees schedules, determined that the current expense ratio and fees tiers of the Fund are competitive with other fixed-income funds that are part of fund complexes having up to $10 billion in complex assets.

The Board considered additional benefits to the Advisor arising from the Agreement, such as that the Funds may enhance the Advisor’s reputation as an investment adviser, thereby helping the Advisor to attract other clients and investment personnel. The Board determined that benefits of the sort derived from the Agreement were consistent with the benefits received by other advisers to mutual funds.

Based primarily on these considerations, the Board renewed the Agreement with respect to each Fund.

Item (b): No notice transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940 contained disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

As of the end of the period covered by this report on Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR) that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer. The Registrant’s Code of Ethics (as defined in Item 2(b) of Form N-CSR) and any amendments or waivers thereto are available on the Registrant’s website at www.thompsonim.com.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  Joyce Minor, a director of the Registrant since 2019, has been determined to be an audit committee financial expert and is “independent” within the meaning of Item 3(a)(2) of Form N-CSR.  Ms. Minor holds a Bachelor of Economics degree from Macalester College and a Master of Business Administration degree from Harvard University.  She currently serves as Karl Egge Professor of Economics at Macalester College, where she has taught courses on securities analysis, investment banking, and applied economics.  Ms. Minor has experience working in the investment banking industry in roles as senior vice president and equity research analyst. She has extensive professional experience relating to financial statement analysis, capital structure considerations, and equity valuations.

Item 4. Principal Accountant Fees and Services.

The following table sets forth information as to the fees billed to the Registrant for each of the last two fiscal years for audit-related, tax and other services and products provided by Cohen & Company, Ltd., the Registrant’s principal accountant.

	Fiscal Year Ended November 30,
	2021	2022
Audit Fees(1)	$41,500.00	$49,500.00
Audit-Related Fees(2)	$0.00	$0.00
Tax Fees(3)	$9,000.00	$9,000.00
All Other Fees(4)	$0.00	$0.00
TOTAL	$50,500.00	$58,500.00

(1)	This category relates to professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2

(2)	This category relates to assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under “Audit Fees” above.
(3)	This category relates to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. For 2021 and 2022, the tax services provided by the Registrant’s principal accountant specifically related to the preparation of the Registrant’s federal and state income and excise tax returns and a review of the Registrant’s distributions of capital gains and dividend and interest income.
(4)	This category relates to products and services provided by the principal accountant other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

Cohen & Company, Ltd. did not bill any amounts over the last two fiscal years for services or products provided to Thompson Investment Management, Inc., the Registrant’s investment advisor, or any entity controlling, controlled by or under common control with such advisor that provides ongoing services for the Registrant.

The audit committee of the Registrant’s Board of Directors has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the Registrant.

No services described in paragraphs (b)-(d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Registrant because it is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Investments.

The required Schedules of Investments in securities of unaffiliated issuers is included as part of the Registrant’s Annual Report to Shareholders dated as of November 30, 2022 provided under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to this Registrant because it is not a closed-end management investment company.

3

Item 10. Submission of Matters to a Vote of Securities Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11. Controls and Procedures.

(a)	Disclosure Controls and Procedures. Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) carried out under the supervision and with the participation of the Registrant’s management, including its principal executive and financial officers, within 90 days prior to the filing date of this report on Form N-CSR, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.
(b)	Change in Internal Controls Over Financial Reporting. There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 13. Exhibits.

The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit
12(a)(1)

The Code of Ethics for the Registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on January 28, 2005, and is incorporated herein by reference

12(a)(2)-1	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

4

Exhibit No.	Description of Exhibit
12(a)(2)-2	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002
12(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 3rd day of February 2023.

THOMPSON IM FUNDS, INC.

By:	/s/ Jason L. Stephens
Jason L. Stephens, Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 3rd day of February 2023.

By:	/s/ Jason L. Stephens
Jason L. Stephens, Chief Executive Officer (Principal Executive Officer)

By:	/s/ James P. DiCristo
James P. DiCristo, Chief Financial Officer (Principal Financial Officer)

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